As Filed with the Securities and Exchange Commission on May 30, 2014

Registration No. 002-75661

File No. 811-3379

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 47	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 47	☒

(Check Appropriate Box or Boxes)

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Montgomery Street, Suite 4100,

San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (415) 398-8000

MICHAEL J. CUGGINO,

600 Montgomery Street, Suite 4100,

San Francisco, California 94111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	May 30, 2014

(415) 398-8000

600 Montgomery Street • San Francisco, California 94111

Permanent Portfolio (PRPFX)

Short-Term Treasury Portfolio (PRTBX)

Versatile Bond Portfolio (PRVBX)

Aggressive Growth Portfolio (PAGRX)

This Prospectus contains information you should know before investing.

Please read this Prospectus carefully before investing and keep it for your future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

PERMANENT PORTFOLIO

Investment Objective

The Permanent Portfolio seeks to preserve and increase the purchasing power value of its shares over the long term.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment):

Maximum account start-up fee (one-time)	$35.00

Annual Portfolio Operating Expenses
(expenses you pay each year as a percentage of the value of your investment):

Management fees	.76%
Other operating expenses	.01%

Total annual operating expenses	.77%
Fee waiver(1)	(.05%	)

Total annual operating expenses after fee waiver	.72%

(1)	Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 17, 2013, effective through June 1, 2015, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management fee payable by the Portfolio so that the Management fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion and .6000% of the Portfolio’s average daily net assets in excess of $25 billion. The Agreement may be terminated or amended only with the approval of the Fund’s Board of Directors.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$276	$458	$984

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating

Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4.29% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, the Portfolio invests a fixed “Target Percentage” of its net assets in each of the following investment categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Real estate and natural resource stocks	15%
Aggressive growth stocks	15%
Dollar assets	35%

Total	100%

Investments may include gold and silver bullion and bullion-type coins; Swiss franc denominated demand deposits and highly rated bonds and other securities of the federal government of Switzerland of any maturity; stocks (including common and preferred shares, and American Depository Receipts (“ADRs”)) of U.S. and foreign companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, land with improvements and structures and real estate investment trusts) and natural resources (such as companies involved directly or indirectly in exploring, mining, refining, processing, transporting, fabricating and dealing in oil, gas, coal and precious and non-precious minerals); stocks and stock warrants of U.S. companies that are expected to have a higher profit potential (and likely a higher volatility) than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income (such companies may include those involved in technology, medicine, capital goods, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued); U.S. Treasury securities; and U.S. dollar-denominated short-term corporate bonds of U.S. and non-U.S. issuers rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and having a remaining maturity of twenty-four months or less.

The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large-capitalization companies; however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange. The Portfolio may own investments issued by non-U.S. banks and governments and may own stock in non-U.S. companies or investments held outside the United States, including emerging markets.

Because investment prices are constantly changing, the Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever the Portfolio’s holdings in an investment category deviate from the category’s Target Percentage by more than one-tenth of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days. However, the Portfolio’s investment adviser may delay making portfolio adjustments if in its view, circumstances, including a disorderly market or adverse tax consequences, make it desirable to do so. The investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. Even if the Portfolio does achieve its investment objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, because investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee. The principal risks of investing in the Portfolio include:

•

Market risk — prices of the investments held by the Portfolio will fluctuate sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short- or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Certain unanticipated events, such as natural disasters, terrorism, war and other geopolitical events, can also have a dramatic adverse effect on the investments held by the Portfolio. Changes in market conditions may not have the same impact on all investment categories.

•

Risks of investments in gold and silver — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. The gold and silver bullion and bullion-type coins held by the Portfolio’s custodian or any subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The custodian’s or any subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. Neither the custodian nor any subcustodian will be liable to the Portfolio in the event that any gold or silver otherwise properly inspected by it does not meet these purity standards. If the Portfolio purchases gold or silver of inferior quality, the Portfolio may not be able to recover damages from the seller or any other third party. Any of these events may adversely affect the Portfolio and consequently, an investment in the shares of the Portfolio. The Portfolio does not separately insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. Thus, for example, any losses due to acts beyond the control of the custodian or any subcustodian such as acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters will be sustained by the Portfolio. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion-type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Any gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Internal Revenue Code of 1986, as amended (“Code”), that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

•

Risks of investments in Swiss franc assets — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate, like foreign exchange rates in general, can be volatile and difficult to predict. This volatility may adversely affect the value of the Portfolio’s Swiss franc assets. Due to a number of market influences, yields on Swiss franc denominated deposits, as of the date of this Prospectus, are currently near historical lows.

•

Risks of investments in real estate and natural resource stocks — investments in real estate and natural resource stocks are subject to both market risk and capitalization risk. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

•

Risks of investments in aggressive growth stocks — investments in aggressive growth stocks are subject to both market risk and capitalization risk. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining.

•

Risks of investments in dollar assets — investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Generally, prices of U.S. Treasury securities and short-term corporate bonds fall when prevailing interest rates rise and rise when prevailing interest rates fall. Securities with longer maturities tend to be more sensitive to these interest rate changes. As of the date of this Prospectus, U.S. interest rates are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. If interest rates fall, it is possible that issuers of callable debt securities held by the Portfolio will call or prepay their securities before their maturity dates. In this event, the proceeds of the called securities would most likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio’s income and distributions to shareholders. Investments in short-term corporate bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments.

•

Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks. In particular, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

•

Capitalization risk — investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-or mid-capitalization stocks are out of favor.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

•

Risks of in-kind redemptions — to avoid liability for corporate federal income tax, the Portfolio, if administratively feasible, may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

Performance

The bar chart and the average annual total return table below provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with two broad-based market indexes. The indexes have characteristics relevant to the Portfolio’s investment strategies. The bar chart, the quarterly returns (highest, lowest and most recent) and the average annual total returns table that follow do not reflect the deduction of the $35 one-time account start-up fee. If such fee was reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Permanent Portfolio

Annual Total Returns

Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2014 was 2.21%.

Highest/lowest quarterly return during the period shown:

Highest	11.48% (calendar quarter ended September 30, 2009).
Lowest	-8.14% (calendar quarter ended June 30, 2013).

	Average Annual Total Returns
	(for the periods ended December 31, 2013)
Permanent Portfolio	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	-2.02%	8.74%	7.95%
Return After Taxes on Distributions	-4.27%	8.05%	7.48%
Return After Taxes on Distributions and Sale of Portfolio Shares	.71%	6.93%	6.47%
Citigroup 3-Month U.S. Treasury Bill Index	.05%	.10%	1.59%
Standard & Poor’s 500 Composite Stock Index	32.39%	17.94%	7.41%
(Indexes reflect no deductions for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Important Information about the Portfolios” on page 22.

SHORT-TERM TREASURY PORTFOLIO

Investment Objective

The Short-Term Treasury Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment):

Maximum account start-up fee (one-time)	$35.00

Annual Portfolio Operating Expenses
(expenses you pay each year as a percentage of the value of your investment):

Management fees	1.19%
Other operating expenses	—%

Total annual operating expenses	1.19%
Fee waiver(1)	(.50%	)

Total annual operating expenses after fee waiver	.69%

(1)	Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 17, 2013, effective through June 1, 2015, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management fee payable by the Portfolio so that the Management fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Fund’s Board of Directors.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$365	$644	$1,437

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio only invested in securities with maturities of one year or less, so portfolio turnover is not applicable.

Principal Investment Strategies

In pursuit of its investment objective, the Portfolio invests in debt obligations of the United States Treasury. At least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The Portfolio is not a money market fund and does not seek to maintain a stable price per share.

The Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Interest rate and related risks — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of short-term U.S. Treasury securities fall when prevailing interest rates rise and rise when prevailing interest rates fall. The Portfolio’s yield will fluctuate as the short-term U.S. Treasury securities in the Portfolio’s portfolio mature and the proceeds are reinvested in securities with different interest rates. During periods of generally declining interest rates, such proceeds are reinvested at lower rates of interest or return. Due to a number of market influences, yields on short-term U.S. Treasury securities, as of the date of this Prospectus, are currently near historical lows.

Performance

The bar chart and the average annual total return table on the following page provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with a broad-based market index. The bar chart, the quarterly returns (highest, lowest and most recent) and the average annual total returns table that follow do not reflect the deduction of the $35 one-time account start-up fee. If such fee was reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Short-Term Treasury Portfolio

Annual Total Returns

Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2014 was -.15%.

Highest/lowest quarterly return during the period shown:

Highest	1.39%	(calendar quarter ended March 31, 2005).
Lowest	-.17%	(calendar quarter ended December 31, 2013).

	Average Annual Total Returns
	(for the periods ended December 31, 2013)
Short-Term Treasury Portfolio	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	-.61%	-.55%	.94%
Return After Taxes on Distributions	-.61%	-.65%	.65%
Return After Taxes on Distributions and Sale of Portfolio Shares	-.34%	-.45%	.67%
Citigroup 3-Month U.S. Treasury Bill Index	.05%	.10%	1.59%
(Reflects no deductions for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Important Information about the Portfolios” on page 22.

VERSATILE BOND PORTFOLIO

Investment Objective

The Versatile Bond Portfolio seeks to earn high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment):

Maximum account start-up fee (one-time)	$35.00

Annual Portfolio Operating Expenses
(expenses you pay each year as a percentage of the value of your investment):

Management fees	1.19%
Other operating expenses	—%

Total annual operating expenses	1.19%
Fee waiver(1)	(.37%	)

Total annual operating expenses after fee waiver	.82%

(1)	Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 17, 2013, effective through June 1, 2015, the Portfolio’s investment adviser has contractually agreed to waive a portion of its Management fee payable by the Portfolio so that the Management fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. The Agreement may be terminated or amended only with the approval of the Fund’s Board of Directors.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in place for the period indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$377	$655	$1,446

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48.71% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, under normal market conditions, the Portfolio invests at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity. For purposes of this Portfolio, “bonds” may include:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible securities, preferred stock and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes, and bankers’ acceptances; and

•	repurchase agreements.

The Portfolio may invest in bonds with a range of maturities from short- to long-term and does not attempt to maintain any pre-set average portfolio maturity or duration. The Portfolio’s duration will vary, depending on the investment adviser’s forecast of interest rates and its assessment of market risks generally. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio’s investments may have fixed or variable principal payments and any type of interest rate payment and reset terms.

The Portfolio may invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries. Such bonds may be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio may enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it is not obligated to do so. Generally, the Portfolio does not hedge against foreign currency risks.

The Portfolio may invest in both “investment grade” and “below investment grade” bonds (commonly known as “high yield” or “junk” bonds). Investment grade bonds are debt securities that are rated in the top four rating categories by Standard & Poor’s, or rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB-/Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively, or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality) at the time of investment. Such bonds and unrated securities of similar credit quality may provide higher returns than investment grade bonds, but are subject to greater levels of credit, liquidity and interest rate risks.

The investment adviser will manage the Portfolio’s net assets based upon its assessment of market, economic and other conditions. The investment adviser will consider various factors, including the financial condition, credit quality and credit risk of the issuer, the relative yield of the security and other security specific-features, current and potential future valuation and liquidity, economic and political risks of the country of the issuer, currency exchange rates, the security’s impact on the overall risk return characteristics of the Portfolio and other factors. The Portfolio’s risk profile may vary significantly over time.

Unlike most bond funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Market risk — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Certain unanticipated events, such as natural disasters, terrorism, war and other geopolitical events, can also have a dramatic adverse effect on the investments held by the Portfolio.

•

Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. A portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a portfolio with a shorter average duration. As of the date of this Prospectus, U.S. interest rates are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

•

Credit risk — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which the Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

•

Income risk — because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or if the Portfolio experiences defaults on debt securities it holds. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

•

Issuer call or prepayment risk — issuer call or prepayment risk is the risk that a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to issuer call or prepayment risk.

•

Below investment grade bond risk — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of below investment grade bonds fluctuate more than higher rated bonds. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests.

•

Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) markets may involve higher levels of each of these risks. In particular, securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

•

Risks of investing in foreign government and supranational organization obligations — no established secondary markets may exist for many foreign government and supranational organization obligations. By investing in foreign government obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

•

Currency risk — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar.

•

Liquidity risk — certain of the Portfolio’s investments may be illiquid. An investment may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An illiquid investment may be difficult to purchase, sell or value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.

•

Hedging risk — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

•

Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and the average annual total return table on the following page provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with three broad-based market indexes. The Portfolio changed its investment strategies on May 30, 2012. The Barclays Capital Global Aggregate (Excluding Securitized) Bond Index has characteristics relevant to the Portfolio’s current investment strategies as described in this Prospectus. Performance for periods prior to May 30, 2012 reflects the Portfolio’s results under its prior investment strategies. Such performance should not be considered predictive or representative of results the Portfolio may experience under its current investment strategies. The Citigroup AAA/AA 1-3 Years Corporate Bond Index and the Citigroup A 1-3 Years Corporate Bond Index have characteristics relevant to the Portfolio’s investment strategies in effect prior to May 30, 2012. The bar chart, the quarterly returns (highest, lowest and most recent) and the average annual total returns table that follow do not reflect the deduction of the $35 one-time account start-up fee. If such fee was reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Versatile Bond Portfolio

Annual Total Returns

Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2014 was 3.02%.

Highest/lowest quarterly return during the period shown:

Highest	2.77%	(calendar quarter ended March 31, 2013).
Lowest	-1.13%	(calendar quarter ended June 30, 2013).

	Average Annual Total Returns
	(for the periods ended December 31, 2013)
Versatile Bond Portfolio	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	3.44%	2.48%	2.41%
Return After Taxes on Distributions	1.61%	1.66%	1.61%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.11%	1.60%	1.59%
Barclays Capital Global Aggregate (Excluding Securitized) Bond Index	-3.15%	3.78%	4.39%
Citigroup AAA/AA 1-3 Years Corporate Bond Index	.86%	2.34%	3.06%
Citigroup A 1-3 Years Corporate Bond Index	1.42%	4.82%	3.53%
(Indexes reflect no deductions for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Important Information about the Portfolios” on page 22.

AGGRESSIVE GROWTH PORTFOLIO

Investment Objective

The Aggressive Growth Portfolio seeks to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment):

Maximum account start-up fee (one-time)	$35.00

Annual Portfolio Operating Expenses
(expenses you pay each year as a percentage of the value of your investment):

Management fees	1.19%
Other operating expenses	.01%

Total annual operating expenses	1.20%

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$417	$696	$1,492

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was .31% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, the Portfolio invests in stocks and stock warrants of U.S. companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, natural resources, energy, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole. The Portfolio may invest in share of companies of any market capitalization, including small-, mid- and large-capitalization companies; however, at least 60% of its assets will ordinarily be invested in securities listed on the New York Stock Exchange.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio include:

•

Market risk — prices of the securities held by the Portfolio will fluctuate sometimes rapidly and unexpectedly. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Aggressive growth stock investments are subject to greater risk of price declines, especially during periods where the prices of U.S. stock market investments in general are declining, and certain unanticipated events, such as natural disasters, terrorism, war and other geopolitical events, can have a dramatic adverse effect on the securities held by the Portfolio.

•

Capitalization risk — investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small- or mid-capitalization stocks are out of favor.

•

Investment style risk — growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio’s focus on growth stocks increases the potential volatility of its share price.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

Performance

The bar chart and the average annual total return table on the following page provide an indication of the risks of investing in the Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for various periods compare with two broad-based market indexes. The indexes have characteristics relevant to the Portfolio’s investment strategies. The bar chart, the quarterly returns (highest, lowest and most recent) and the average annual total returns table that follow do not reflect the deduction of the $35 one-time account start-up fee. If such fee was reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

Aggressive Growth Portfolio

Annual Total Returns

Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2014 was -.77%.

Highest/lowest quarterly return during the period shown:

Highest	17.70% (calendar quarter ended June 30, 2009).
Lowest	-26.95% (calendar quarter ended December 31, 2008).

	Average Annual Total Returns
	(for the periods ended December 31, 2013)
Aggressive Growth Portfolio	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	42.86%	19.66%	8.84%
Return After Taxes on Distributions	42.01%	19.11%	7.35%
Return After Taxes on Distributions and Sale of Portfolio Shares	24.95%	16.11%	7.13%
Dow Jones Industrial Average	29.65%	16.74%	7.44%
Standard & Poor’s 500 Composite Stock Index	32.39%	17.94%	7.41%
(Indexes reflect no deductions for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Important Information about the Portfolios” on page 22.

ADDITIONAL IMPORTANT INFORMATION ABOUT THE PORTFOLIOS

Purchase and Sale of Portfolio Shares

Purchase minimums

To establish an account (including retirement plan accounts)	$1,000
To establish an automatic investment plan account	100
Subsequent investment in any account	100

Once you have established a Shareholder Account, you may purchase or redeem (sell) shares of any Portfolio on any business day.

by U.S. mail: Permanent Portfolio Family of Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201	by overnight delivery service other than U.S. mail: Permanent Portfolio Family of Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

by telephone: Call (800) 341-8900 (for subsequent investments only)	by wire: Call (800) 341-8900 (for instructions)

Shares may be purchased or redeemed by check, wire or electronic funds transfer. You may also purchase or redeem shares from broker-dealers or other financial intermediaries who have entered into distribution or account servicing agreements with the Portfolio’s distributor. These financial intermediaries may impose different minimum purchase requirements.

Tax Information

Shareholders may be subject to tax to the extent that a Portfolio makes actual or deemed distributions of ordinary income or net capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of any Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio’s investment adviser may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial adviser to recommend the Portfolio over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

To further its shareholders’ individual investment programs, Permanent Portfolio Family of Funds, Inc. (“Fund”) includes four separate Portfolios, each with its own distinct investment objective and policies. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) in one Portfolio for another whenever he or she wishes. This section of the Prospectus provides a more complete description of each Portfolio’s principal investment strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Except as indicated otherwise, the investment objective and policies of the Permanent Portfolio, the Short-Term Treasury Portfolio and the Aggressive Growth Portfolio, as described below, are “fundamental” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). A Portfolio’s fundamental investment objective or policy may not be changed without the approval of the lesser of: (1) 67% of the shares of a Portfolio represented at a meeting at which more than 50% of the outstanding Portfolio shares are represented; or (2) a majority of the outstanding shares of the Portfolio. The Versatile Bond Portfolio’s investment objective and policy, as described below, are not fundamental and may, therefore, be changed by the Fund’s Board of Directors without shareholder approval. However, the Versatile Bond Portfolio will not change its investment policy of investing at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity, without at least sixty days’ prior written notice to shareholders.

Each Portfolio’s investment strategy is subject to certain risks. Each Portfolio’s principal risks are described in the “Portfolios Summaries” section of this Prospectus. Certain additional risks are described below under “Additional Information about Principal Investment Risks” and “Additional Risk Factors and Special Considerations.”

Permanent Portfolio

The investment objective of the Permanent Portfolio is to preserve and increase the purchasing power value of its shares over the long term.

The investment policy of the Portfolio reflects the opinion of its investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them.

In pursuit of its investment objective, the Portfolio, as its fundamental investment policy, invests a fixed Target Percentage of its net assets in each of the following investment categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Real estate and natural resource stocks	15%
Aggressive growth stocks	15%
Dollar assets	35%

Total	100%

Because investment prices are constantly changing, the Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever the Portfolio’s holdings in an investment category deviate from the category’s Target Percentage by more than one-tenth of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days. However, the Portfolio’s investment adviser may delay making portfolio adjustments if in its view, circumstances, including a disorderly market or adverse tax consequences, make it desirable to do so. The investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category.

The Portfolio’s investments in:

•	gold consists of gold bullion and bullion-type coins, such as American Eagle gold coins and Canadian Maple Leaf gold coins;

•	silver consists of silver bullion and bullion-type coins;

•	Swiss franc assets consist of demand deposits of Swiss francs at Swiss or non-Swiss banks and highly rated bonds and other securities of the federal government of Switzerland of any maturity;

•

real estate and natural resource stocks (including common and preferred shares, and ADRs) of U.S. and foreign companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, land with improvements and structures and real estate investment trusts) and natural resources (such as companies involved directly or indirectly in exploring, mining, refining, processing, transporting, fabricating and dealing in oil, gas, coal and precious and non-precious materials);

•

aggressive growth stocks include stocks and stock warrants of U.S. companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole;

•

dollar assets include cash, U.S. Treasury bills, notes and bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, high-grade, short-term, corporate bonds of U.S. and non-U.S. issuers and banker’s acceptances which, in the opinion of the Portfolio’s investment adviser, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Portfolio’s net dollar assets will not exceed fifteen years and corporate bonds will have a Standard & Poor’s rating of “A” or higher and a remaining maturity of twenty-four months or less.

The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large-capitalization companies; however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange. The Portfolio may own investments issued by non-U.S. banks and governments and may own stock in non-U.S. companies or investments held outside the United States, including emerging markets. The Portfolio may purchase a stock that could be classified as both a real estate and natural resource stock or an aggressive growth stock for purposes of the Portfolio’s Target Percentages. When such an investment occurs, the Portfolio’s investment adviser will determine the classification of such investment for purposes of the Target Percentages.

Viewed in isolation, some of the Portfolio’s assets, such as gold, silver and stock warrants, would be considered highly speculative. However, the Portfolio’s investment adviser believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

This Prospectus does not describe all of the investment practices of the Portfolio and additional information about the Portfolio’s investments and risks can be found in the Fund’s Statement of Additional Information (“SAI”). The SAI also contains information about the ratings of debt securities assigned by Standard & Poor’s, Moody’s and Fitch.

Under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling precious metals. Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Short-Term Treasury Portfolio

The investment objective of the Short-Term Treasury Portfolio is to earn high current income, consistent with safety and liquidity of principal.

The Portfolio, as its fundamental investment policy, invests in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The dollar-weighted average length to maturity of the Portfolio’s investments will not exceed ninety days. The U.S. Treasury notes in which the Portfolio may invest display characteristics similar to U.S. Treasury bills, in that they bear shorter-term maturities than most U.S. Treasury notes.

This Prospectus does not describe all of the investment practices of the Portfolio and additional information about the Portfolio’s investments and risks can be found in the SAI.

The Portfolio distributes its net investment income and net capital gains, if any, only once a year. The Portfolio reduces the amount of its per-share dividends to the extent its investment company taxable income is distributed in the form of redemption proceeds. The Portfolio’s dividend policy permits (but does not assure that) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Portfolio cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

Versatile Bond Portfolio

The investment objective of the Versatile Bond Portfolio is to earn high current income.

In pursuit of its investment objective, under normal market conditions, the Portfolio invests at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity. Shareholders will be given at least sixty days’ prior written notice of any change to this 80% policy. Bonds represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. (Some bonds do not pay current interest, including zero coupon securities, but are sold at a discount from their face values.) For purposes of this Portfolio, “bonds” may include:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible securities, preferred stock and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. government securities”);

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises (“foreign government obligations”);

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes, and bankers’ acceptances; and

•	repurchase agreements.

The Portfolio may invest in bonds with a range of maturities from short- to long-term and does not attempt to maintain any pre-set average portfolio maturity or duration. The Portfolio’s duration will vary, depending on the investment adviser’s forecast of interest rates and its assessment of market risks generally. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The Portfolio’s investments may have fixed or variable principal payments and any type of interest rate payment and reset terms (including fixed, floating, variable and inverse floating rates, zero coupon, contingent, deferred, stripped and payment in-kind or auction rate features).

The Portfolio may invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries. Such bonds may be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio may enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it is not obligated to do so. Generally, the Portfolio does not hedge against foreign currency risks.

The Portfolio may invest in both “investment grade” and “below investment grade” bonds (commonly known as “high yield” or “junk” bonds). Investment grade bonds are debt securities that are rated in the top four rating categories by Standard & Poor’s, or rated similarly by another independent rating agency such as Moody’s or Fitch, or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB-/Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively, or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality) at the time of investment. Such bonds and unrated securities of similar credit quality may provide higher returns than investment grade bonds, but are subject to greater levels of credit, liquidity and interest rate risks.

The investment adviser will manage the Portfolio’s net assets based upon its assessment of market, economic and other conditions. The investment adviser will consider various factors, including the financial condition, credit quality and credit risk of the issuer, the relative yield of the security and other security specific-features, current and potential future valuation and liquidity, economic and political risks of the country of the issuer, currency exchange rates, the security’s impact on the overall risk return characteristics of the Portfolio and other factors. The Portfolio’s risk profile may vary significantly over time.

When the investment adviser believes market or economic conditions are unfavorable, it may invest up to 100% of the Portfolio’s assets in a temporary, defensive manner by holding cash, cash equivalents or other high quality, short-term investments. The investment adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate assets on the Portfolio’s books in connection with forward currency or currency futures positions. In these circumstances, it may be more difficult for the Portfolio to achieve its investment objective.

The following investment terms are used to describe some of the securities in which the Versatile Bond Portfolio may invest:

•

Corporate bonds — obligations issued by U.S. and non-U.S. corporations and other business entities. Corporate bonds may be either secured or unsecured. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.

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U.S. government securities — securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds and securities issued or guaranteed by U.S. government-sponsored enterprises or federal agencies, which have different levels of credit support. These securities include securities backed by the full-faith-and-credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself.

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Foreign government obligations — obligations issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in developed or emerging market countries; government owned, controlled or sponsored enterprises located in developed or emerging market countries; and entities organized and/or operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

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Obligations of supranational entities — a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include those issued by entities such as the International Monetary Fund, World Bank, Import/Export Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

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Convertible securities — securities that pay interest or dividends and are convertible into or exchangeable for common stock or other equity securities of the same or a different issuer at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.

•	Commercial paper — short term debt securities often issued by corporate issuers and used for financing current operations.

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Bank obligations — obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances.

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Variable, floating rate and inverse floating rate securities — variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. The interest rate on an inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

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Inflation-indexed bonds — generally are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than certain inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Zero-coupon securities — a zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

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Preferred stock — securities representing an equity ownership interest in a corporate issuer, but generally entitling the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.

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Repurchase agreements — an agreement by a buyer to purchase securities from a bank, or a registered securities dealer, with an agreement by the seller to repurchase the security at an agreed price within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Portfolio’s net assets would be invested in illiquid securities.

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Illiquid securities — the Portfolio may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale), may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid. Certain illiquid securities may require pricing at fair value as determined in good faith under fair value policies approved by the Fund’s Board of Directors.

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Forward and futures contracts — a forward currency contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of a specified currency, at a specified price at a specified later date that trade on an exchange. When used for hedging purposes, such contracts are used to attempt to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency.

This Prospectus does not describe all of the investment practices of the Portfolio and additional information about the Portfolio’s investments and risks can be found in the SAI. The SAI also contains information about the ratings of debt securities assigned by Standard & Poor’s, Moody’s and Fitch.

Unlike most bond funds that pay out dividends monthly or quarterly, the Portfolio follows a dividend policy that permits (but does not assure that) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned.

Aggressive Growth Portfolio

The investment objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of the Portfolio’s shares.

The Portfolio, as its fundamental policy, invests in stocks and stock warrants of U.S. companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, natural resources, energy, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price of volatility of the U.S. stock market as a whole. The Portfolio intends that, at any one time, it will hold stocks of issuers from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of small-, mid- and large-capitalization companies.

Ordinarily, at least 60% of the Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on other domestic stock exchanges or traded in the over-the-counter market.

The Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily will not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Portfolio’s investment adviser.

This Prospectus does not describe all of the investment practices of the Portfolio and additional information about the Portfolio’s investments and risks can be found in the SAI.

Additional Information about Principal Investment Risks

This section provides additional information about each Portfolio’s principal investment risks described in the “Portfolios Summaries” section of the Prospectus. The value of your investment in a Portfolio may fall, sometimes sharply, and you could lose money.

Permanent Portfolio

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Market risk — prices of the investments held by the Portfolio will fluctuate sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short- or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Certain unanticipated events, such as natural disasters, terrorism, war and other geopolitical events, can also have a dramatic adverse effect on the investments held by the Portfolio. Changes in market conditions may not have the same impact on all investment categories.

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Risks of investments in gold and silver — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. The gold and silver bullion and bullion-type coins held by the Portfolio’s custodian or any subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The custodian’s or any subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. Neither the custodian nor any subcustodian will be liable to the Portfolio in the event that any gold or silver otherwise properly inspected by it does not meet these purity standards. If the Portfolio purchases gold or silver of inferior quality, the Portfolio may not be able to recover damages from the seller or any other third party. Any of these events may adversely affect the Portfolio and consequently, an investment in the shares of the Portfolio. The Portfolio does not separately insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. Thus, for example, any losses due to acts beyond the control of the custodian or any subcustodian such as acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters will be sustained by the Portfolio. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion-type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Any gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Code that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

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Risks of investments in Swiss franc assets — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate, like foreign exchange rates in general, can be volatile and difficult to predict. This volatility may adversely affect the value of the Portfolio’s Swiss franc assets. Due to a number of market influences, yields on Swiss franc denominated deposits, as of the date of this Prospectus, are currently near historical lows.

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Risks of investments in real estate and natural resource stocks — investments in real estate and natural resource stocks are subject to both market risk and capitalization risk. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions. Investments in real estate companies will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investments in natural resource companies can be significantly affected by events relating to the particular natural resource industry, such as international political and economic developments, mandated or voluntary conservation programs, success of exploration or development projects, commodity prices, tax and other government regulations as well as other factors.

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Risks of investments in aggressive growth stocks — investments in aggressive growth stocks are subject to both market risk and capitalization risk. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining.

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Risks of investments in dollar assets — investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Generally, prices of U.S. Treasury securities and short-term corporate bonds fall when prevailing interest rates rise and rise when prevailing interest rates fall. Price fluctuations of long-term U.S. Treasury securities are greater than price fluctuations for shorter term U.S. Treasury securities, and may be as extensive as the price fluctuations of common stock. The Portfolio’s yield on investments in U.S. Treasury securities and short-term corporate bonds will fluctuate as the securities in the Portfolio’s portfolio mature and the proceeds are reinvested in securities with different interest rates. As of the date of this Prospectus, U.S. interest rates are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. If interest rates fall, it is possible that issuers of callable debt securities held by the Portfolio will call or prepay their securities before their maturity dates. In this event, the proceeds of the called securities would most likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio’s income and distributions to shareholders. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder. Investments in short-term corporate bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Portfolio invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and the repayment of principal.

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Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Foreign securities may experience greater price volatility and significantly lower liquidity than securities of U.S. companies. Reduced liquidity may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Transaction costs in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be publicly available about non-U.S. issuers than is available about most U.S. issuers. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. Investing in emerging markets may involve higher levels of each of these risks. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Capitalization risk — investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-or mid-capitalization stocks are out of favor. Such companies may also have shorter histories of operations than larger companies, fewer financial resources and an inability to raise additional capital, smaller customer bases and less diversified product lines, making them more susceptible to market pressure.

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Security selection risk — securities selected for the Portfolio may perform differently than expected. The Portfolio is actively managed and could experience losses if the investment adviser’s judgments about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Portfolio’s portfolio prove to be incorrect. Additionally, legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective.

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Risks of in-kind redemptions — to avoid liability for corporate federal income tax, the Portfolio must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Portfolio do not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. To try to reduce the risk of this potential adverse tax result, the Fund, if administratively feasible, may require redeeming shareholders in the Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

Short-Term Treasury Portfolio

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Interest rate and related risks — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of short-term U.S. Treasury securities fall when prevailing interest rates rise and rise when prevailing interest rates fall. A security backed by the U.S. Treasury or the full-faith-and-credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. The Portfolio’s yield will fluctuate as the short-term U.S. Treasury securities in the Portfolio’s portfolio mature and the proceeds are reinvested in securities with different interest rates. During periods of generally declining interest rates, such proceeds are reinvested at lower rates of interest or return. Due to a number of market influences, yields on short-term U.S. Treasury securities, as of the date of this Prospectus, are currently near historical lows.

Versatile Bond Portfolio

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Market risk — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Certain unanticipated events, such as natural disasters, terrorism, war and other geopolitical events, can also have a dramatic adverse effect on the investments held by the Portfolio.

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Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. A portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a portfolio with a shorter average duration. As of the date of this Prospectus, U.S. interest rates are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

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Credit risk — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which the Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

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Income risk — because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or if the Portfolio experiences defaults on debt securities it holds. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

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Issuer call or prepayment risk — issuer call or prepayment risk is the risk that a security held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, thereby shortening duration, and the Portfolio may then have to reinvest the proceeds in an investment offering a lower yield, and may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to issuer call or prepayment risk.

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Below investment grade bond risk — below investment grade bonds (also referred to as “high yield” or “junk” bonds) involve greater risk of loss because they are subject to greater levels of credit and liquidity risks. Issuers of below investment grade bonds are not as strong financially as those issuing securities of higher credit quality. Below investment grade bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Portfolio could lose its entire investment. The prices of below investment grade bonds fluctuate more than higher rated bonds. Prices are especially sensitive to developments affecting the issuer’s business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire below investment grade bond market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate below investment grade bonds often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices. Below investment grade bonds are generally less liquid, especially during periods of economic uncertainty or change, than higher-rated bonds. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, below investment grade bonds generally pose greater valuation risks. Substantial declines in the prices of below investment grade bonds can dramatically increase the yield of such securities. The decline in market prices generally reflects an expectation that an issuer may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Portfolio of losing some or part of its investment rather than any increase in income that the bond may pay to the Portfolio on its investment.

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Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Foreign securities may experience greater price volatility and significantly lower liquidity than securities of U.S. companies. Reduced liquidity may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Transaction costs in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be publicly available about non-U.S. issuers than is available about most U.S. issuers. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. Investing in emerging markets may involve higher levels of each of these risks. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Risks of investing in foreign government and supranational organization obligations — no established secondary markets may exist for many foreign government and supranational organization obligations. Reduced secondary market liquidity may have an adverse effect on the market price of such instruments and the Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for these obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. By investing in foreign government obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, may also affect the government’s ability to honor its obligations. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations it holds. For example, remedies from defaults on certain foreign government obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of foreign government obligations may be substantially different from those applicable to issuers of private debt obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

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Currency risk — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions which involve certain special risks. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

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Liquidity risk — certain of the Portfolio’s investments may be illiquid. An investment may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An illiquid investment may be difficult to purchase, sell or value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

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Hedging risk — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

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Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

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Security selection risk — securities selected for the Portfolio may perform differently than expected. The Portfolio is actively managed and could experience losses if the investment adviser’s judgments about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Portfolio’s portfolio prove to be incorrect. Additionally, legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective.

Aggressive Growth Portfolio

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Market risk — prices of the securities held by the Portfolio will fluctuate sometimes rapidly and unexpectedly. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. Aggressive growth stock investments are subject to greater risk of price declines, especially during periods where the prices of U.S. stock market investments in general are declining, and certain unanticipated events, such as natural disasters, terrorism, war and other geopolitical events, can have a dramatic adverse effect on the securities held by the Portfolio. When markets perform well, there can be no assurance that the Portfolio’s securities will participate in or otherwise benefit from the advance.

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Capitalization risk — investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when small-or mid-capitalization stocks are out of favor. Such companies may also have shorter histories of operations than larger companies, fewer financial resources and an inability to raise additional capital, smaller customer bases and less diversified product lines, making them more susceptible to market pressure.

•

Investment style risk — growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio’s focus on growth stocks increases the potential volatility of its share price. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

•

Security selection risk — securities selected for the Portfolio may perform differently than expected. The Portfolio is actively managed and could experience losses if the investment adviser’s judgments about markets, interest rates, or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Portfolio’s portfolio prove to be incorrect. Additionally, legislative, regulatory or tax developments may also adversely affect the ability of the Portfolio to achieve its investment objective.

Additional Risk Factors and Special Considerations

The following is a list of additional risks to which the Fund’s Portfolios may be subject. Unless otherwise indicated, each risk applies to all Portfolios of the Fund. Investors should review carefully the risks and other special considerations associated with an investment in any of the Fund’s Portfolios.

Market events. The financial crises in the U.S. and many foreign economies over the past several years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. It is uncertain whether or for how long these conditions will continue. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. This environment may make it especially difficult for the Fund’s investment adviser to identify investment risks and opportunities which could have an adverse effect on the Portfolios.

Tax status. Each Portfolio intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company under Subchapter M of chapter 1 of the Code (“RIC”). If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.

Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, the Versatile Bond Portfolio may invest a maximum of 15%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of its respective net assets in investments which are not readily marketable (i.e., illiquid securities). The Short-Term Treasury Portfolio will not hold illiquid securities.

Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the SAI.

SUMMARY OF OTHER FEATURES

Other features of the Fund include:

•	Dividends and capital gain distributions (if any) paid annually.

•	Tax planning at the Portfolio level to minimize or defer, where practicable, the recognition of taxable income or gains by the Portfolio’s shareholders.

•	IRA plans (i.e., traditional and Roth IRAs)(“IRA Plans”).

•	$1,000 minimum initial investment in any Portfolio.

•	$100 minimum initial investment with the establishment of an automatic investment plan.

•	$100 minimum subsequent investment in any Portfolio.

•	No redemption or commission charge to redeem shares directly with the Fund.

Investment and Tax Planning

The Fund is designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment objective and policies, and each Portfolio’s shares may be purchased through IRA Plans sponsored by the Fund.

Each Portfolio, to the extent consistent with its investment objective, arranges its investments to favor opportunities for appreciation and seeks to hold appreciated investments for at least the minimum period required for sales thereof to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year and intends to continue to satisfy the distribution requirements necessary to qualify for treatment as a RIC. (If a Portfolio were to distribute less than the minimum amount required for any taxable year, which the Fund considers unlikely, it would become subject to federal income tax for that year on its entire net income and gains, not merely the undistributed portion.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income from one taxable year to the next and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income (except to the extent they are attributable to “qualified dividend income,” as described under “Dividends, Other Distributions and Taxes”).

For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Additional Important Information About the Portfolios,” “Tax Planning Policies” and “Dividends, Other Distributions and Taxes.”

Investing in the Fund

An investor may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio invested in), together with a Shareholder Account Application, to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. See “Purchase of Shares.” Eligible investors may invest through the Fund’s IRA Plans. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s automatic reinvestment feature. See “Shareholder Account Services and Privileges — Distribution Options.”

Redemption of Shares

A shareholder may redeem any or all of the shares purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Fund’s transfer agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares — Telephone Redemption Requests.” The cash proceeds of a telephone redemption request will be sent to the shareholder’s individual bank account, either by check (via first class mail), by Electronic Funds Transfer (“EFT”), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Short-Term Treasury Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Plan whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves the right to redeem shares in the Permanent Portfolio in kind; see “Redemption of Shares — In-Kind Redemptions.”

Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Exchange. See “Shareholder Account Services and Privileges — Portfolio Exchange.”

Computation of Net Asset Value

The Fund calculates the net asset value for each Portfolio at the end of regular trading each day the New York Stock Exchange is open for business or any earlier Exchange closing time that day. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is received.

Transfer Agent

The Fund has retained U.S. Bancorp Fund Services, LLC as its transfer agent. You may contact the transfer agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900, or by writing to:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201

Shareholder Services Office

The Shareholder Services Office is made available by the Fund’s investment adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, SAI, Annual and/or Semi-Annual Report, Shareholder Account Application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Fund by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, by fax at (254) 527-3406, or by writing to:

Shareholder Services Office

130 South Brune Street

Bartlett, Texas 76511

After you have read the Prospectus, please contact the Shareholder Services Office if you have any questions about the investment objectives or policies of any of the Fund’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

TAX PLANNING POLICIES

This section of the Prospectus provides a description of the tax planning policies followed by each Portfolio.

Tax Planning

Each of the Fund’s Portfolios, to the extent consistent with its investment objective, seeks to hold appreciated investments for at least the minimum period required for sales thereof to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed less heavily for individual shareholders (at a maximum federal rate of 15% or 20% for individuals with taxable income exceeding certain thresholds) than dividends attributable to the Portfolio’s net investment income (other than “qualified dividend income”) and the excess of its net short-term capital gain over net long-term capital loss (“net short-term gain”). Any Portfolio may sell investments that have declined in value for the purpose of offsetting realized gain on investments that have appreciated in value.

Each Portfolio also attempts, in furtherance of its investment objective, to manage its investments to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders until such appreciation is realized. See “Dividends, Other Distributions and Taxes.”

Dividends and Tax Planning

Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year and intends to continue to satisfy the distribution requirements necessary to qualify for treatment as a RIC. Under the Code, a Portfolio is required to pay as dividends for each taxable year at least 90% of its investment company taxable income (which generally consists of net investment income, net short-term gain, and net gains and losses from foreign currency transactions) to qualify for such treatment. Each Portfolio treats as dividends paid the proportionate amount of its investment company taxable income and net capital gain that is distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of such income that is distributed as dividends to shareholders who have not redeemed their shares.

Each Portfolio will incur a federal excise tax of 4% to the extent that it does not distribute by the end of any calendar year at least 98% of its net income for that year and 98.2% of its capital gains, if any, for the one-year period ending on October 31 of that year. This tax reduces the benefit of not distributing all of a Portfolio’s net investment income and realized gains. See “Dividends, Other Distributions and Taxes.” Such undistributed amounts would be retained by the Portfolio and reinvested to earn further income and gains. To the extent that a Portfolio successfully executes its policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

MANAGEMENT

Investment Adviser

The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an Investment Advisory Contract, dated November 24, 2002 (“Contract”). Pacific Heights, whose address is located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights commenced providing investment advisory services to the Fund on May 1, 2003 and its business has since consisted solely of managing the Fund’s Portfolios. Pacific Heights’ manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer).

Portfolio Management

Although Pacific Heights has only provided investment advisory services to the Fund since May 1, 2003, Mr. Cuggino has been directly involved in the Fund’s operation for over twenty-three years. Mr. Cuggino has been the portfolio manager of the Fund since 2003. Mr. Cuggino has also served as a director of the Fund since 1998, as its President since 2003, as its Treasurer from 1993 to 2007 and as its Secretary since 2006. Prior to his organization of Pacific Heights, he served as a consultant to World Money Managers, the Fund’s former investment adviser, from 1991 to 2003. The Fund’s SAI provides additional information about Mr. Cuggino’s compensation, other accounts he manages and his ownership of Fund shares.

The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities include making recommendations concerning the selection, purchase and sale of the Fund’s investments. The day-to-day administration of the Fund’s activities is the responsibility of the Investment Adviser. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general oversight of the Fund’s Board of Directors.

The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

(a) 1.1875% of the first $200 million of the Portfolio’s average daily net assets;

(b) .8750% of the next $200 million of the Portfolio’s average daily net assets;

(c) .8125% of the next $200 million of the Portfolio’s average daily net assets; and

(d) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 17, 2013 (“Waiver Agreement”), effective through June 1, 2015, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) the Permanent Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion and .6000% of the Portfolio’s average daily net assets in excess of $25 billion; (ii) the Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets.

For the fiscal year ended January 31, 2014, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid to the Investment Adviser (after any contractual waivers) investment advisory fees of .71%, .69%, .82% and 1.19%, respectively.

The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers, the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. Pursuant to the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’ salaries and expenses during the term of the Waiver Agreement. In addition, pursuant to the Contract, Pacific Heights bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s transfer agent, charges by the Fund’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. Pacific Heights also bears the Fund’s distribution expenses and may also pay fees to financial intermediaries to compensate them for services they provide to the Fund’s shareholders, such services including but are not limited to, performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund to shareholders.

All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the Contract may be found in the Fund’s most recent Annual Report to Shareholders.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

For federal tax purposes, each Portfolio is treated as a separate corporation.

To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and to the extent consistent with its investment policy, offset realized taxable gains on sales of investments that have risen in price by realizing tax losses from sales of investments that have fallen in price. In addition, the Permanent Portfolio and the Versatile Bond Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

Each Portfolio intends to continue to qualify annually for treatment as a RIC. To qualify for that treatment, a Portfolio must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends and gains on sales of securities or foreign currencies. Qualifying as a RIC permits each Portfolio to deduct distributions to its shareholders of its net investment income and net capital gains (collectively, “dividends”), thereby avoiding corporate federal income tax on the income and gains so distributed. Under the federal income tax law, “distributions” include not only dividends paid, but also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of net income or gain realized by the Portfolio.

Under the Code, a Portfolio is required to distribute as dividends at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) to qualify for treatment as a RIC. Each Portfolio intends to pay dividends each taxable year in amounts at least sufficient to enable it to continue to qualify for treatment as a RIC — and each Portfolio has distributed all of such income and all of its net capital gain with respect to each past taxable year — thereby avoiding corporate federal income tax. Dividends may be automatically reinvested in additional shares of the distributing Portfolio if requested. See “Shareholder Account Services and Privileges — Distribution Options.”

The amount of a Portfolio’s investment company taxable income and net capital gain that is distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the Portfolio’s net asset value per share until it is distributed. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his or her share of a Portfolio’s realized net income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his or her investment.

Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

Shareholders may benefit from the Fund’s dividend policy described under “Tax Planning Policies,” depending upon their personal tax circumstances. This benefit may be reduced if a Portfolio is subject to the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the amounts of a Portfolio’s net income and realized gains that are not distributed until the end of each year remain invested in the Fund, without any reduction by current federal income tax. (Shareholders should note, however, that this benefit is achieved by deferring, not by eliminating, the payment of taxes; thus, the overall benefit may be small for a shareholder who holds his or her shares for only a few years or less). Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

Dividends from a Portfolio’s net investment income and net short-term gain will be taxable to its shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. The part, if any, of those dividends a Portfolio pays that is attributable to its “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period and other requirements) generally will be subject to the maximum federal income tax rate applicable to long-term capital gains for individual shareholders who satisfy those requirements with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends — not exceeding the aggregate dividends a Portfolio receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other requirements. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject, indirectly, to the federal alternative minimum tax. No part of the income dividends the Short-Term Treasury Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction.

Dividends from a Portfolio’s net capital gain, if any, will be taxable to its shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate for individual shareholders (20% for individuals with taxable income exceeding certain thresholds). Capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a maximum rate of 35%.

Shareholders other than qualified retirement plans, IRAs, and other tax-exempt investors will be subject to federal income tax on dividends (whether from net investment income or net capital gains) paid by a Portfolio, regardless of whether the dividends are received in cash or reinvested in additional Portfolio shares.

Shareholders will be sent a statement soon after the end of each calendar year showing their total dividends (during that year) taxable as ordinary income and net capital gain. Those statements will indicate the extent to which those income dividends are “qualified dividend income.”

Any capital gain an individual shareholder recognizes on a redemption of his or her Portfolio shares that have been held for more than one year will qualify for the maximum federal income tax rate described above. Capital gains on Portfolio shares held for a year or less continue to be taxed at the ordinary income rate. An exchange of Portfolio shares for shares of another Portfolio (as described below under “Shareholder Account Services and Privileges — Portfolio Exchange”) is treated as a redemption of the shares held in the former Portfolio and thus normally will have similar tax consequences.

Beginning in 2013, a 3.8% Medicare contribution tax applies to net investment income, including interest, dividends and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Each Portfolio must withhold and remit to the U.S. Treasury 28% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders.

Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. Shareholders potentially subject to withholding include foreign financial institutions, such as foreign investment funds, and non-financial foreign entities. For more information, see the SAI. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Each Portfolio may incur a federal excise tax of 4%, which is imposed on some of its undistributed net income and capital gains, if any. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gains are retained by the Portfolio and are available to earn further interest, dividends and gains.

COMPUTATION OF NET ASSET VALUE

The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). Each of the Fund’s Portfolios calculates its net asset value per share by subtracting its liabilities from its total assets attributable to its shares, and dividing the result by the number of shares outstanding. All requests received for purchases or redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed after the request is received by the Fund’s transfer agent.

Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins are valued at the price furnished by an independent pricing service. Deposits of Swiss francs and Swiss government bonds will be valued each business day at prices (converted into U.S. dollars) quoted by an independent pricing service. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. All investments denominated in foreign currencies are converted into U.S. dollars using exchange rates obtained from an independent pricing service. If the Portfolio has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the net asset value of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not to be believed to be reflective of market value, will be valued by the Investment Adviser’s Valuation Committee pursuant to fair value policies approved by the Fund’s Board of Directors. For example, if the exchange on which a portfolio security is principally traded closes early, or if trading in a portfolio security was halted during the day and did not resume prior to a Portfolio’s calculation of net asset value per share, such a portfolio security would be valued by the Investment Adviser’s Valuation Committee pursuant to the Fund’s fair value policies. Occasionally, events affecting the value of a security a Portfolio holds may occur before the close of the New York Stock Exchange when the Fund prices the Portfolio’s shares, but after the close of the primary markets or exchanges on which a security is traded. This most commonly occurs with foreign securities. Such events may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued by the Investment Adviser’s Valuation Committee pursuant to the Fund’s fair value policies approved by the Fund’s Board of Directors. Because the Permanent Portfolio and the Versatile Bond Portfolio may invest in foreign securities and illiquid securities, they may be required to value such securities they hold based on the Fund’s fair value policies. In addition, the Permanent Portfolio and the Aggressive Growth Portfolio may also invest in small- capitalization equity securities. Such securities that are thinly traded may also be subject to fair valuation. Fair value pricing is based on subjective judgments determined in good faith, and it is possible that values determined under fair value pricing may differ materially from the values realized on a sale. Fair valuation of an underlying portfolio security may serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent short-term traders’ arbitrage trading.

PURCHASE OF SHARES

Shares of each Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load. You should read this entire Prospectus carefully before investing.

The minimum initial investment in any Portfolio is $1,000 for regular accounts and IRAs, and $100 with the establishment of an automatic investment plan. Shareholders may make subsequent investments at any time, in either type of account, in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Fund’s transfer agent. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union, or sent by bank wire. The Fund will not accept payment in cash or with money orders, nor will it accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for investment in any of its Portfolios, nor will it accept post-dated checks, post-dated online bill pay checks, or any conditional orders or payments. A service fee of $25 will be deducted from a Shareholder’s Account for any purchases made (including those made with checks or Automated Clearing House (“ACH”) transfers) that do not clear. The shareholder may also be responsible for any losses suffered by the Fund as a result.

If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Short-Term Treasury Portfolio.

The Fund reserves the right to reject investments in part or in whole.

Investment by mail. To purchase shares in any of the Fund’s Portfolios by mail, simply complete and sign the accompanying Shareholder Account Application and send it, together with a check payable through a U.S. bank for the amount of your initial investment to:

If by U.S. mail: Permanent Portfolio Family of Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201

If by overnight delivery service other than U.S. mail: Permanent Portfolio Family of Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.” The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent.

Investment by wire. If you are making your first investment in the Fund, before you wire funds, the Fund’s transfer agent must have a completed Shareholder Account Application. You can mail or overnight deliver your Shareholder Account Application to the transfer agent. Upon receipt of your completed Shareholder Account Application, the transfer agent will establish a Shareholder Account for you. The Shareholder Account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Portfolio that you are purchasing and your name and Shareholder Account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A. 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA# 075000022 For credit to U.S. Bancorp Fund Services, LLC Account# 112-952-137
For further credit to:	Permanent Portfolio Family of Funds, Inc. Shareholder name Shareholder Account number

Whether you are making an initial investment or an additional investment, before sending your wire, please contact the transfer agent at (800) 341-8900 to notify them of your intent to wire funds, to advise the Fund as to which Portfolio(s) you wish to invest and to verify wire instructions. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Your bank may assess a charge for use of a bank wire.

Investment by telephone. After your Shareholder Account has been opened with the Fund’s minimum investment, you may purchase additional shares in the Fund’s Portfolios by calling (800) 341-8900. Unless you declined telephone options on your Shareholder Account Application and if your Shareholder Account has been open for at least fifteen days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have the banking information established on your Shareholder Account prior to initiating the telephone purchase. Provided your order is received before 4:00 p.m. Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Once a purchase order has been placed by telephone, it cannot be cancelled or modified.

Additional investments. After your initial investment has been accepted (regardless of whether made by mail or wire), you will receive a confirmation of your purchase. A form which may be used to make additional purchases by mail will accompany the confirmation. Please indicate clearly the Portfolio(s) in which any additional investment is to be made. If you wish to make an additional investment by wire, you should call the Fund’s transfer agent at (800) 341-8900 before sending the wire. All subsequent purchase requests, regardless of how they are made, must include your Shareholder Account number.

Automatic investment plan. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Plan. See “Shareholder Account Services and Privileges — Automatic Investment Plan.”

Investing through broker-dealers or financial intermediaries. Investors may invest in any of the Fund’s Portfolios through banks, broker-dealers or other agents (“Financial Intermediaries”) who have entered into distribution or account servicing agreements with the Fund’s distributor, Quasar Distributors, LLC. Such Financial Intermediaries may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios other than those disclosed in this Prospectus. If you use a Financial Intermediary, contact that intermediary to buy or sell shares of the Fund’s Portfolios described in this Prospectus.

The Investment Adviser may make cash payments to such Financial Intermediaries in connection with the promotion, sale and/or servicing of shares of the Fund’s Portfolios. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares in the Fund’s Portfolios or the amount investors in the Fund’s Portfolios would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund’s Portfolios.

Revenue sharing payments may be made to Financial Intermediaries for: (i) inclusion of a Portfolio on a sales list, including a preferred or recommended sales list; (ii) providing periodic and ongoing education and training of

Financial Intermediary personnel regarding the Portfolios; (iii) disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund’s Portfolios; (iv) access to sales meetings, sales representatives and management representatives of the Financial Intermediaries; (v) furnishing marketing support; and (vi) other services. Revenue sharing payments may also be made to Financial Intermediaries that provide various services to the Fund’s Portfolios or to their shareholders, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Investment Adviser may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by the Securities and Exchange Commission (“SEC”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations. Such revenue sharing payments may be calculated based on the average daily net assets of the Portfolio(s) attributable to a particular Financial Intermediary and/or on sales of new shares in the Portfolio(s) attributable to a particular Financial Intermediary.

Receipt of or the prospect of receiving this additional compensation may influence a Financial Intermediary’s recommendation of a Portfolio. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Portfolio.

The Investment Adviser is motivated to make the payments described above since they promote the sale of the shares of the Fund’s Portfolios and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of a Portfolio or retain shares of a Portfolio in their clients’ accounts, the Investment Adviser benefits from the incremental fees paid to it by the Portfolio with respect to those assets.

Anti-money laundering program. In compliance with the USA Patriot Act of 2001, the Fund’s transfer agent will verify certain information on your Shareholder Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Shareholder Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at (800) 341-8900 if you need additional assistance when completing your Shareholder Account Application. If the Fund’s transfer agent is unable to obtain verification of the identity of a shareholder, the Shareholder Account Application will be rejected or the shareholder will not be allowed to perform a transaction in the Shareholder Account until such information is received. The Fund also reserves the right to close the Shareholder Account within five business days if clarifying information and/or documentation is not received.

Escheatment. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. For additional information, please contact your state’s unclaimed property administrator.

REDEMPTION OF SHARES

Subject to the limitations noted below, shareholders may redeem all or some of their shares in any Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemption requests must be accompanied by share certificates, if issued, and must be sent to the transfer agent. The Fund may refuse redemption requests not made in the proper manner.

Written Redemption Requests

Shareholders may redeem shares directly by mail. Shareholder redemption requests should be in good order and contain the Portfolio name, the name(s) on the Shareholder Account, the Shareholder Account number and the dollar amount or number of shares being redeemed. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions, trust documents or other documents indicating proper authorization). In such instances, shareholders should ensure that all applicable owners or administrators of a Shareholder Account sign the written redemption request.

A signature guarantee must also be included if any of the following situations apply:

•	If a shareholder wishes to redeem more than $50,000 worth of shares;

•	If redemption proceeds are payable or sent to any person, address or bank account not on record for the Shareholder Account;

•	If a change of address for the Shareholder Account was received by the transfer agent within the last fifteen calendar days; and/or

•	If ownership of the Shareholder Account is being changed.

Non-financial transactions, including establishing or modifying certain services on a Shareholder Account, will require a signature guarantee, signature verification from a “Signature Validation Program” member, or other acceptable form of authentication from a financial institution source.

The Fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on circumstances relative to the particular situation. The Fund reserves the right to waive any signature guarantee requirement at its discretion.

If applicable, shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the transfer agent, such as domestic banks or trust companies, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program. A notary public cannot provide an acceptable signature guarantee.

Telephone Redemption Requests

A shareholder who is authorized to perform telephone transactions (through the Shareholder Account Application or by subsequent arrangement with the Fund in writing) may submit redemption requests by telephone. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the shareholder will bear the risk of loss from any such request that is unauthorized. Telephone requests are made by calling the Fund’s transfer agent at (800) 341-8900. If an account has more than one owner or authorized person, the Fund will accept telephonic instructions from any one owner or authorized person. The cash proceeds of redemptions requested by telephone will be sent by check (via first-class mail), or sent by EFT. EFT funds are typically credited within two business days after the redemption request. The redeeming shareholder may also request that the cash proceeds be sent by bank-to-bank wire. Redemption proceeds will be addressed only to the shareholder’s address of record or bank account of record (which must be a member of or have a correspondent relationship with a member of the Federal Reserve system for wire transfers, or must be an ACH member for EFTs).

Once a redemption order has been placed by telephone, it cannot be cancelled or modified.

If a redeeming shareholder requests a wire transfer, redemption proceeds will be wired the next business day to the bank account designated on the Shareholder Account. A wire fee of $15 will be deducted from the redemption proceeds for a complete redemption or for a redemption where the shareholder specifies redemption of a specific number of shares. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. A shareholder should ascertain and verify that his or her bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder. A shareholder’s bank may also impose a charge for receipt of a bank wire.

No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

Telephone exchanges of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Fund’s IRA Plans. See “Shareholder Account Services and Privileges — Portfolio Exchange.”

In-Kind Redemptions

Subject to the restrictions set forth below and provided that it is administratively feasible, the Fund may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a provision of the Code that permits it to do so without recognizing gain, where doing so would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of an investment. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets to be distributed would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages. If payment is made in Portfolio assets, a shareholder generally will incur brokerage expenses or other transaction costs in converting the distributed assets into cash and will be subject to fluctuations in the market prices of those assets until they are sold. Redemptions in-kind may take longer to complete than redemptions made in cash. See “Redemption of Shares —In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

From time to time the Fund, at the request of a redeeming shareholder in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. The Fund will accept a request for an in-kind redemption only if the Investment Adviser determines that it is in the best interests of the Portfolio and only if it has otherwise decided that the asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “Redemption of Shares — In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

For a shareholder other than an IRA or individually directed account maintained under a plan described in section 401(a) of the Code (each, a “Retirement Account”), the tax consequences of an in-kind redemption, whether initiated by the Fund or the shareholder, would be the same as those of a cash redemption. A distribution of gold or silver bullion or coins to a Retirement Account in redemption of its shares in the Permanent Portfolio, however, may be treated as a distribution from the account, with resulting significant adverse federal income tax consequences. Accordingly, a person considering the purchase of Permanent Portfolio shares through a Retirement Account should consult his or her tax and financial adviser(s) regarding the potential tax consequences of that investment.

Redemption Limitations

The Fund will ordinarily honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request, and pay it within seven calendar days following the redemption. However, the Fund may delay payment of a redemption request for shares purchased by check until the Fund is certain that the check has cleared, which may take up to twelve calendar days after the issuance of the shares. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the transfer agent. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his or her shares in any Portfolio.

The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed, or during any emergency or other period for which the SEC has permitted or required a suspension for the protection of shareholders.

Redemption by the Fund

The Fund may redeem a shareholder’s shares in any Portfolio at any time when the value of the shares is less than $1,000 other than by reason of a decline in their net asset value. The Fund will send the shareholder written notice at least sixty days in advance of any such redemption which will provide details on how the shareholder may avoid such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

When a shareholder makes his or her initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened. Subsequent investments by the shareholder in any Portfolio will be added to his or her Shareholder Account. Please review your Shareholder Account statement and any confirmations carefully as soon as you receive them. Shareholders must contact the Fund’s transfer agent within thirty days if he or she has any questions or notices any errors or discrepancies. Failure to do so may adversely affect a shareholder’s right to make a claim regarding the information in question. A shareholder may inquire about his or her Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he or she uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Plan

The Fund’s Automatic Investment Plan allows shareholders to invest in any Portfolio on a regular schedule. To participate in the Plan, a shareholder should complete the Optional Automatic Investment Plan section of the Shareholder Account Application which authorizes the Fund’s transfer agent to deduct a specified dollar amount from the shareholder’s checking or savings account (minimum investment $100 per Portfolio transaction) and apply that amount to purchase shares in the Portfolio selected by the shareholder. Only bank accounts held at financial institutions that are ACH members are eligible for use in an Automatic Investment Plan. These deductions may be scheduled for any day of the month. However, if a shareholder’s selected date falls on a weekend or a holiday, the investment will be made on the next business day. Once the Account is established, a shareholder should allow fifteen calendar days for the initial transaction under the Automatic Investment Plan to take place. The Plan is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Plan are borne by the Investment Adviser. A shareholder that holds Portfolio shares in an IRA Plan is also eligible to participate in the Automatic Investment Plan. IRA purchases under the Plan will be considered current year contributions. It is the shareholder’s responsibility to monitor his or her annual contribution limits. An Automatic Investment Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. Any change or termination requested by the shareholder should be provided to the transfer agent five days prior to the effective date. A service fee of $25 will be deducted from a shareholder’s Shareholder Account for any transactions that do not clear.

Portfolio Exchange

Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in shares in another Portfolio (“Portfolio Exchange”). Such a transaction would constitute a taxable event to the shareholder. Each Portfolio Exchange made by telephone is subject to a charge of $5 by the Fund’s transfer agent. A request submitted in writing and signed by all registered owners of a Shareholder Account will not be charged a fee. If you are unable to execute a Portfolio Exchange by telephone, you should consider sending your Portfolio Exchange request by mail.

An individual who has both a regular Shareholder Account and a Shareholder Account through an IRA Plan, in exactly the same name, may use a Portfolio Exchange to redeem shares from his or her regular Account and purchase shares in his or her IRA Plan Account. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.

Distribution Options

A shareholder may request that all dividends, including distributions of net capital gain, be automatically reinvested in shares of a distributing Portfolio. Shareholders may change their distribution option by writing or calling the Fund’s transfer agent at (800) 341-8900. Changes to a shareholder’s distribution option must be received by the Fund’s transfer agent at least five days prior to a distribution.

If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in shares of the distributing Portfolio at the shares’ current net asset value and to reinvest in these shares all subsequent distributions.

A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through Distribution Options or otherwise) in additional Portfolio shares.

Systematic Withdrawal Plan

A shareholder whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Plan under which shares with a value predesignated by him or her (but at least $100) are automatically redeemed either monthly, quarterly or annually. Withdrawal payments can be sent by check to the address of record, or by EFT through the ACH network to a pre-determined bank account. In either case, payment ordinarily will be made on the next business day after the redemption. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan.

Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s Account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. If the date a shareholder selects falls on a weekend or holiday, the redemption will occur on the next business day. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment.

If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made.

If a shareholder expects to make additional purchases of a Portfolio, it may not be to his or her advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

A Systematic Withdrawal Plan may be terminated or suspended at any time, either by the shareholder, by telephone or in writing, or by the Fund. Any change or termination requested by a shareholder should be provided to the transfer agent five days prior to the effective date. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the Plan are borne by the Investment Adviser.

Individual Retirement Account Plans

An eligible taxpayer may contribute up to the lesser of: (i) $5,500, increased by $1,000 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer-sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of an eligible person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new Traditional IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan maintained by a taxpayer’s employer.

An eligible taxpayer also may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in a Roth IRA accumulate income and gains without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70 1/2, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

Under the terms of the Fund’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the IRA Plan owner, and all dividends and other distributions are reinvested in additional shares of the distributing Portfolio(s).

U.S. Bank, N.A., Milwaukee, Wisconsin (a subsidiary of which is the Fund’s transfer agent), acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the IRA Plan Disclosure Statement and the Custodial Account Agreement), which are available upon request to the Shareholder Services Office. Please read the IRA Plan Disclosure Statement and Custodial Account Agreement carefully before opening a Shareholder Account through a Fund IRA Plan.

Shareholder services available with a regular Shareholder Account (including Automatic Investment Plan, Portfolio Exchange, Distribution Options and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Exchange. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to ten percent withholding.

Check Redemptions — Short-Term Treasury Portfolio Only

Shareholders who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Short-Term Treasury Portfolio by writing a redemption check as explained below. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties.

A book of personalized, preprinted checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Short-Term Treasury Portfolio.

Shares for which certificates have been issued and not returned to the Fund’s transfer agent may not be redeemed by check. Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Because the prices of the Fund’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s Account.

Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations in Exchanges, Redemptions and Service

The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. The Fund’s Portfolios may alter, limit or suspend such foregoing services and privileges (including Check Redemptions, Automatic Investment Plan, Portfolio Exchange, Distribution Options or Systematic Withdrawal Plan) at any time without notice.

Frequent Purchases and Redemptions

The Fund’s Portfolios are intended to be used as long-term investments. The Fund discourages frequent purchases, redemptions or exchanges of Portfolio shares. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders of the Portfolio. The Fund’s Board of Directors has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Portfolio shares by shareholders and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Fund’s policies and procedures provide that each of the Fund’s Portfolios will temporarily suspend or terminate purchase, sale or exchange transactions by any investors, potential investors, groups of investors or shareholders who have been identified as engaging in short-term trading activity that may be disruptive to the Fund or any of its Portfolios. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other Financial Intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Fund’s Portfolios when such trading activity takes place at the level of omnibus accounts established in the Fund’s name by such Financial Intermediaries. Accordingly, the Fund’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a Financial Intermediary as part of a group to determine whether such trades may be rejected in whole or in part. The Fund’s distributor or transfer agent have entered into agreements with Financial Intermediaries (or their agents) that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediaries have agreed to provide shareholder transaction information, to the extent known to the Financial Intermediary, to the Fund upon request.

The Fund’s Permanent Portfolio and Versatile Bond Portfolio may invest its assets in foreign securities and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the overseas markets but prior to the close of the U.S. markets. The Fund has adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be their fair value as of the Permanent Portfolio’s and the Versatile Bond Portfolio’s valuation time. These circumstances may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. The Fund’s policies and procedures include guidelines for determining fair value and require that the Investment Adviser’s Valuation Committee document the factors considered in the valuation of the security and submit any determinations of fair value to the Fund’s Board of Directors for ratification. To the extent that the Permanent Portfolio or the Versatile Bond Portfolio do not accurately value foreign securities as of the valuation time, investors engaging in price arbitrage may cause dilution in the value of those Portfolios’ shares held by other shareholders. The Fund’s Permanent Portfolio and Aggressive Growth Portfolio also may invest in small-capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of these Portfolios in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of these Portfolios held by other shareholders.

DISTRIBUTION OF SHARES

The Fund’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA. Shares in each of the Fund’s Portfolios are offered on a continuous basis by the Distributor. The Distributor’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Distributor should be addressed to Permanent Portfolio Family of Funds, Inc., c/o Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

The Fund’s custodian is State Street Bank and Trust Company (“Custodian”). The Custodian’s primary offices are located at One Lincoln Street, Boston, Massachusetts 02111. Correspondence with the Custodian should be addressed to Permanent Portfolio Family of Funds, Inc., c/o State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105.

The Fund’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (“Transfer Agent”). The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Transfer Agent should be addressed to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

REPORTS

Each year, the Fund sends to its shareholders an updated Prospectus and an Annual and Semi-Annual Report to Shareholders (each a “Report”). The mailing of the Reports may result in multiple copies of a Report being sent by the Fund to the same household. In order to reduce the volume of mail that the Fund sends to a household, the Fund may, whenever possible, only send one copy of a Report to shareholders who are members of the same family and share the same address of record. Shareholders may request, however, to receive individual copies of any Report, by contacting the Fund’s Transfer Agent at (800) 341-8900. Shareholders who own shares of the Fund through a Financial Intermediary may also contact their Financial Intermediary with such a request. All such requests shall be implemented by the Fund within thirty days.

The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s most recent Annual Report to Shareholders. A copy of the Annual Report to Shareholders is available, without charge and upon request, from the Shareholder Services Office.

Tait, Weller & Baker, LLP has been selected by the Fund’s Board of Directors as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

SERVICE CHARGES

The Investment Adviser charges each shareholder a one-time account start-up fee of $35. A shareholder pays this fee only once, even if he or she invests in more than one Portfolio, and even if he or she maintains both an IRA Plan Shareholder Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the shareholder’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

The one-time account start-up fee offsets a portion of the costs associated with establishing a Shareholder Account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

The following table summarizes the Fund’s Optional Services and Charges:

OPTIONAL SERVICES AND CHARGES

Automatic investment plan	No charge.
Portfolio exchange
By telephone	$5.00 per exchange;
no limit to the number or frequency of exchanges.
In writing	No charge;
no limit to the number or frequency of exchanges.
Automatic reinvestment	No charge.
Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.
Electronic funds transfer (EFT)	No charge.
Check redemptions	$1.00 per check;
(Short-Term Treasury Portfolio only)	no minimum check size;
no limit to the number of check redemptions.
Bank-to-bank wire transfer	$15.00 per wire.
Systematic withdrawal plan	No charge.
Overnight delivery	$15.00 per delivery.

Electronic delivery of shareholder statements, Fund reports and Prospectus†	No charge.

Assistance from the Shareholder Services Office at (800) 531-5142	No charge.

†	Shareholder Account statements, Fund reports, and the Fund’s Prospectus can be delivered to shareholders electronically. Shareholders may sign up for “eDelivery” by visiting the Fund’s website (www.permanentportfoliofunds.com), selecting “Account Access,” registering and creating a User ID and Password. If a shareholder is already a registered user, the shareholder may consent to electronic delivery by logging on and selecting “eDelivery Consent.” Shareholders may also enroll in eDelivery by completing the appropriate section on the new Shareholder Account Application when establishing the Account, or by calling the Fund’s Transfer Agent at (800) 341-8900. Shareholders may revoke electronic delivery consent at any time by calling the Fund’s Shareholder Services Office or its Transfer Agent.

PRIVACY POLICY

The Fund recognizes that shareholders expect an exceptional level of privacy in their financial affairs and assures the confidentiality of personal information provided to it.

The information the Fund collects is limited to what it believes is necessary or useful to conduct the Fund’s business; administer shareholder records, accounts and funds; to comply with laws and regulations; and to help the Fund design or improve products and services. The Fund collects non-public personal information about its shareholders from information it receives from shareholders on applications or other forms, as well as from information about shareholders’ transactions with the Fund.

Some of this information may be disclosed to non-affiliated third parties who provide non-financial services to the Fund such as our transfer agent, to administer shareholder accounts and mail transaction confirmations and tax forms and the mailing house the Fund utilizes for mailing shareholder reports. Disclosing this information enables the Fund to meet customers’ financial needs and regulatory requirements. These third parties act on the Fund’s behalf and are obligated to keep the information the Fund provides to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about current or former shareholders to anyone, except as permitted by law. The Fund does not share information with its affiliates in order for the affiliate to market to you.

To protect shareholders’ non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices and procedures to safeguard such information.

In the event that shareholders hold shares of the Fund through a financial intermediary, including but not limited to, a bank, broker-dealer, trust company, investment representative or other financial intermediary, the privacy policy of such a financial intermediary would govern how a shareholder’s non-public personal information would be shared with non-affiliated third parties.

Questions regarding the Fund’s Privacy Policy should be directed to the Shareholder Services Office at (800) 531-5142.

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FINANCIAL HIGHLIGHTS

These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. The Versatile Bond Portfolio changed its investment strategies on May 30, 2012 and the financial highlights table reflects the Portfolio’s financial performance for periods prior to May 30, 2012 under different investment strategies than those which are currently in place, and is therefore not representative during those periods of results the Portfolio may experience under its current investment strategies. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report dated March 26, 2014, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders. The Fund’s Annual Report to Shareholders is available, without charge and upon request, from the Shareholder Services Office and on the Fund’s website at www.permanentportfoliofunds.com.

	Permanent Portfolio
	Year Ended January 31
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$49.59	$48.69	$45.50	$38.06	$31.57

Income (loss) from investment operations:
Net investment income (1)	.31	.29	.24	.35	.37
Net realized and unrealized gain (loss) on investments and foreign currencies (2)	(2.34)	1.24	3.67	7.41	6.40

Total income (loss) from investment operations	(2.03)	1.53	3.91	7.76	6.77

Less distributions from:
Net investment income	(.25)	(.27)	(.42)	(.29)	(.28)
Net realized gain on investments	(4.35)	(.36)	(.30)	(.03)	—

Total distributions	(4.60)	(.63)	(.72)	(.32)	(.28)

Net asset value, end of year	$42.96	$49.59	$48.69	$45.50	$38.06

Total return (3)	(4.12)%	3.17%	8.63%	20.41%	21.43%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$8,992,350	$16,997,810	$16,784,635	$10,542,812	$5,083,251

Portfolio turnover rate	4.29%	23.71%	8.87%	9.11%	12.78%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.72%	.69%	.71%	.77%	.82%
Before Advisory Fee waiver	.77%	.76%	.76%	.78%	.82%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.65%	.61%	.49%	.82%	1.03%
Before Advisory Fee waiver	.60%	.54%	.44%	.81%	1.03%

(1)	Net investment income is based on average shares outstanding during the year.

(2)	Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Short-Term Treasury Portfolio
	Year Ended January 31
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$66.03	$66.41	$66.81	$67.75	$68.44

Loss from investment operations:
Net investment loss (1)	(.40)	(.39)	(.40)	(.39)	(.26)
Net realized and unrealized gain (loss) on investments (2)	—	.01	—	.01	(.05)

Total loss from investment operations	(.40)	(.38)	(.40)	(.38)	(.31)

Less distributions from:
Net investment income	—	—	—	(.56)	(.38)

Total distributions	—	—	—	(.56)	(.38)

Net asset value, end of year	$65.63	$66.03	$66.41	$66.81	$67.75

Total return (3)	(.61)%	(.57)%	(.60)%	(.58)%	(.44)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$25,237	$28,273	$32,978	$34,383	$44,806

Portfolio turnover rate (4)	—%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.69%	.69%	.69%	.73%	.71%
Before Advisory Fee waiver	1.19%	1.19%	1.19%	1.23%	1.21%
Ratio of net investment loss to average net assets:
After Advisory Fee waiver	(.60)%	(.58)%	(.59)%	(.58)%	(.37)%
Before Advisory Fee waiver	(1.10)%	(1.08)%	(1.09)%	(1.08)%	(.87)%

(1)	Net investment loss is based on average shares outstanding during the year.

(2)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

(4)	Portfolio turnover rate is not applicable since the Portfolio only invested in securities with maturities of one year or less.

	Versatile Bond Portfolio (1)
	Year Ended January 31
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$60.93	$59.15	$59.15	$60.40	$59.39

Income from investment operations:
Net investment income (2)	2.50	1.34	.15	.76	1.20
Net realized and unrealized gain (loss) on investments (3)	(.17)	1.78	.03	(.52)	.69

Total income from investment operations	2.33	3.12	.18	.24	1.89

Less distributions from:
Net investment income	(2.25)	(1.34)	(.18)	(1.49)	(.88)
Net realized gain on investments	(.51)	—	—	—	—

Total distributions	(2.76)	(1.34)	(.18)	(1.49)	(.88)

Net asset value, end of year	$60.50	$60.93	$59.15	$59.15	$60.40

Total return (4)	3.90%	5.31%	.31%	.40%	3.18%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$14,287	$13,417	$12,523	$13,300	$18,087

Portfolio turnover rate	48.71%	137.43%	71.55%	57.05%	61.18%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.82%	.82%	.81%	.83%	.88%
Before Advisory Fee waiver	1.19%	1.20%	1.19%	1.20%	1.26%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	4.05%	2.24%	.25%	1.26%	1.98%
Before Advisory Fee waiver	3.68%	1.86%	(.13)%	.89%	1.60%

(1)	The Portfolio changed its investment strategies on May 30, 2012 and the information contained herein reflects the Portfolio’s financial performance for periods prior to May 30, 2012 under different investment strategies than those which are currently in place, and is therefore not representative during those periods of results the Portfolio may experience under its current investment strategies.

(2)	Net investment income is based on average shares outstanding during the year.

(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Aggressive Growth Portfolio
	Year Ended January 31
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$52.58	$44.68	$49.14	$39.80	$29.53

Income (loss) from investment operations:
Net investment income (1)	.26	.58	.24	.11	.08
Net realized and unrealized gain (loss) on investments (2)	13.91	8.39	(1.75)	10.45	10.19

Total income (loss) from investment operations	14.17	8.97	(1.51)	10.56	10.27

Less distributions from:
Net investment income	(.33)	(.46)	(.32)	(.11)	—
Net realized gain on investments	(1.39)	(.61)	(2.63)	(1.11)	—

Total distributions	(1.72)	(1.07)	(2.95)	(1.22)	—

Net asset value, end of year	$65.03	$52.58	$44.68	$49.14	$39.80

Total return (3)	26.84%	20.37%	(2.68)%	26.73%	34.78%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$48,167	$27,678	$23,195	$22,905	$18,436

Portfolio turnover rate	.31%	8.71%	17.13%	15.51%	4.92%
Ratio of expenses to average net assets	1.20%	1.19%	1.19%	1.22%	1.21%
Ratio of net investment income to average net assets	.44%	1.26%	.52%	.25%	.23%

(1)	Net investment income is based on average shares outstanding during the year.

(2)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

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Investment Adviser

Pacific Heights Asset Management, LLC

San Francisco, California

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Distributor

Quasar Distributors, LLC

Milwaukee, Wisconsin

Transfer Agent

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

Additional information about the investments in each of the Fund’s Portfolios is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year. The Fund’s Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), also provides additional information about the Fund and its Portfolios and is incorporated herein by reference (a legal part of this Prospectus). The Fund’s Annual and Semi-Annual Reports to shareholders and its SAI are available on the Fund’s website: http://www.permanentportfoliofunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

To obtain a copy of the Fund’s SAI or Annual and Semi-Annual Reports free of charge, to request other information about the Fund, or to make shareholder inquiries, please write or call:

Shareholder Services Office

(800) 531-5142

(254) 527-3102     FAX (254) 527-3406

Permanent Portfolio

(PRPFX)

Short-Term Treasury Portfolio

(PRTBX)

Versatile Bond Portfolio

(PRVBX)

Aggressive Growth Portfolio

(PAGRX)

No Person is authorized to give any information or to make any representation not contained in this Prospectus in connection with the matters described herein. If given or made, such information or representation must not be relied upon as having been authorized.

Prospectus

(Investment Company Act File No. 811-3379)

STATEMENT OF ADDITIONAL INFORMATION	May 30, 2014

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

600 Montgomery Street • San Francisco, California 94111

Permanent Portfolio (PRPFX)

Short-Term Treasury Portfolio (PRTBX)

Versatile Bond Portfolio (PRVBX)

Aggressive Growth Portfolio (PAGRX)

This Statement of Additional Information (“SAI”) of Permanent Portfolio Family of Funds, Inc. (“Fund”) is not a prospectus and should be read in conjunction with the Fund’s prospectus, dated May 30, 2014 (“Prospectus”). The Prospectus and the Fund’s Annual Report to Shareholders (SEC Accession No. 0001193125-13-134083) for the fiscal year ended January 31, 2014, both of which are incorporated herein by reference, may be obtained, without charge and upon request, by calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511. The Prospectus and the Annual Report to Shareholders are also available on the Fund’s website at http://www.permanentportfoliofunds.com.

The Fund’s Permanent Portfolio reserves a limited right to redeem its shares in-kind in certain circumstances, as explained herein under the heading “Redemption of Shares – In-Kind Redemptions.”

OBJECTIVES AND POLICIES

The Four Portfolios

The Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund currently has four separate, diversified portfolios, the Permanent Portfolio, the Short-Term Treasury Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio (each a “Portfolio”).

The following discussion supplements the description of each Portfolio’s investment objective and strategies in the Prospectus.

The Permanent Portfolio invests a fixed Target Percentage (as defined in the Prospectus) of its net assets in gold, silver, Swiss franc assets, real estate and natural resource stocks, aggressive growth stocks and dollar assets such as U.S. Treasury bills, notes and bonds and short-term corporate bonds of U.S. and non-U.S. issuers. The Permanent Portfolio’s objective is to seek to preserve and increase the “purchasing power” value of its shares over the long term.

The Short-Term Treasury Portfolio invests at least 80% of its assets in short-term U.S. Treasury bills and notes with maturities of less than thirteen months, and the remainder in U.S. Treasury bonds with remaining maturities of thirteen months or less. The Short-Term Treasury Portfolio’s objective is to seek to earn high current income, consistent with safety and liquidity of principal.

The Versatile Bond Portfolio invests at least 80% of its net assets (which include any borrowings for investment purposes) in bonds, which may include debt securities of all types and of any maturity. The Portfolio may invest in bonds with a range of maturities from short- to long-term and does not attempt to maintain any pre-set average portfolio maturity or duration. The Portfolio’s investments may have fixed or variable principal payments and any type of interest rate payment and reset terms (including fixed, floating, variable and inverse floating rates, zero coupon, contingent, deferred, stripped, and payment in-kind or auction rate features). The Portfolio may invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries. Such bonds may be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio may enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it is not obligated to do so. The Portfolio may invest in both “investment grade” and “below-investment grade” bonds (commonly known as “high yield” or “junk” bonds). Investment grade bonds are debt securities that are rated in the top four rating categories by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by Pacific Heights Asset Management, LLC, the Fund’s investment adviser (“Pacific Heights” or “Investment Adviser”) to be of comparable quality. The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB-/Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively, or if unrated, determined by the Investment Adviser to be of comparable quality) at the time of investment. The Versatile Bond Portfolio’s objective is to seek to earn high current income.

The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by the Investment Adviser for high profit potential. The Portfolio may invest in shares of companies of any market capitalization, including small-capitalization, mid-capitalization or large-capitalization companies, however, at least 60% of the Portfolio’s assets will ordinarily be invested in securities listed on the New York Stock Exchange. The Aggressive Growth Portfolio’s objective is to seek to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

Each Portfolio follows the dividend and tax-planning policies described in the Prospectus under “Summary of Other Features — Investment and Tax Planning,” “Tax Planning Policies” and “Dividends, Other Distributions and Taxes.” The Short-Term Treasury Portfolio also provides check redemption services as described in the Prospectus under the heading “Shareholder Account Services and Privileges — Check Redemptions — Short-Term Treasury Portfolio Only.”

Solely for the purpose of holding overnight cash balances (but not for investment purposes), a Portfolio may hold investments up to seven days in short-term U.S. Treasury securities or repurchase agreements with

1

commercial banks and securities broker-dealers, in amounts ordinarily not to exceed 3% of the Portfolio’s net assets, or 4% if the repurchase agreement is entered into with the Fund’s custodian, State Street Bank and Trust Company.

Market Events.

The financial crises in the U.S. and many foreign economies over the past several years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain whether or for how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities have been reduced, including, but not limited to, mortgage-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

This environment may make it especially difficult for the Fund’s investment adviser to identify investment risks and opportunities which could have an adverse effect on the Portfolios.

Investment Strategies

Permanent Portfolio

The Permanent Portfolio’s investment policies are based on the premise that it is impossible to forecast inflation rates or other economic events with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The Portfolio acknowledges a broad range of economic possibilities, and, in order to preserve purchasing power over the long term, incorporates investments for each of them. Such economic possibilities for the future may include, but are not limited to, the following:

1.	Rising inflation. From 1960 through 1980 the rate of inflation generally rose, with intermittent pauses and reversals. The inflation rate generally fell, with intermittent pauses and reversals, from 1980 through 2013. During periods of rising inflation, gold, silver, Swiss franc assets and interests in real estate and natural resources may tend to appreciate because inflation and the fear of further inflation add to investor demand for assets whose values are not denominated in a fiat (non-convertible) currency. Swiss franc assets tend to appreciate during periods of rising inflation because, although the Swiss franc is a fiat currency, the Swiss government traditionally has acted with a high degree of restraint in permitting the issuance of new currency. Such restraint is generally taken to indicate that a currency will preserve its purchasing power. If the rate of inflation does rise, the prices of certain common stocks (other than those of U.S. and foreign real estate and natural resource companies) and, more especially, of dollar assets, may tend to decline.

2.	Abruptly slowing inflation. Most periods of extended inflation in U.S. history have been followed by abrupt declines in the rate of inflation and, in many cases, by deflation. If inflation should decline abruptly (or deteriorate into a deflation), previously-issued dollar assets such as U.S. Treasury securities may tend to appreciate, since interest rates on newly-issued dollar investments of these types tend to decline during periods of declining inflation, thus increasing the value of previously-issued securities. If the rate of inflation does decline abruptly, gold, silver, Swiss franc assets and most common stocks may tend to decline.

2

3.	Gradually slowing inflation. If after periods of rising inflation the rate of inflation declines slowly (a “soft landing”) and the economy escapes the trauma that has followed most inflations, common stocks would tend to appreciate. The results for stock market issues that tend to rise and fall to a greater degree than the stock market as a whole (the types of issues that the Investment Adviser attempts to identify and include in the Portfolio’s investment portfolio as aggressive growth stocks) may be especially favorable in these circumstances. If the rate of inflation does decline gradually, gold, Swiss franc assets and the stocks of U.S. and foreign real estate and natural resource companies would tend to decline.

The Portfolio attempts to achieve its objective by maintaining a combination of investments, the purchasing power of which as a whole are intended to hold steady or increase in the variety of economic circumstances listed above. Of course there can be no assurance that the Portfolio’s investments will perform as expected.

As indicated above, the Portfolio’s investments include gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories were selected and the Target Percentages assigned when the Portfolio was created, in accordance with the Portfolio’s prior investment adviser’s opinion of the volatility of the investments and their past and anticipated future performances in varying economic circumstances. Of course, the Portfolio has no control over the manner in which particular investments respond to changes in economic conditions. For example, even in an inflationary climate, there may be large-volume sellers of gold or silver whose actions would tend to depress the prices of those commodities.

Short-Term Treasury Portfolio

The Short-Term Treasury Portfolio invests only in U.S. Treasury securities (the interest on which is exempt from state and local tax), and at least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The Portfolio is not a money market fund and does not seek to maintain a stable price per share. The Portfolio also provides those shareholder services described in the Prospectus under the heading “Shareholder Account Services and Privileges.”

Versatile Bond Portfolio

The Versatile Bond Portfolio has the ability to invest in bonds of any type and maturity, in any country or currency, and, with respect to 50% of its net assets, of any credit quality, giving it the flexibility to adapt to various market conditions, including the unprecedented volatility over the last decade. This broad and flexible policy allows the Portfolio to attempt to take advantage of prevailing macroeconomic trends and opportunities with respect to interest rates, currencies and issuers, and other factors to seek to generate high current income while simultaneously seeking to avoid those markets that present greater risks.

Aggressive Growth Portfolio

The Aggressive Growth Portfolio’s investment policies are based on the premise that the stock market has been the most successful long-term investment since 1926, and that an investor seeking to construct his or her own investment portfolio should include an investment whose profitability is linked directly to the stock market. Stocks have been the most successful long-term investment because they represent ownership in the engines of wealth — factories, mines, airlines, telephone systems, research laboratories, publishing companies, financial service organizations and other productive enterprises — that turn out the goods and services people need and want. Stock market investments have earned the best long-term profits because they feed capital to these engines of wealth, making them even more productive.

Stock market investors, however, need caution. While the stock market’s total return has been high, it has not been smooth or steady. Most stocks are riskier than bonds or money market instruments; and, unlike gold, stocks are vulnerable to inflation. Additionally, there is no guarantee that the economic growth that underlies long-term stock market profits will continue in the future, which is one reason a prudent investor should carefully consider how much of his or her capital to invest in stocks. Stocks are tightly linked to the real world of production and commerce, and any shock in the economy (inflation, recession, political turmoil, bad news of any kind) can translate into a shock for the stock market.

The Portfolio invests in U.S. companies whose stocks have been selected for their high (higher than for the stock market as a whole), long-term appreciation potential. With such a selection, when the stock market as a whole rises, the value of shares in the Portfolio should rise more. Of course, no selection of stocks can be

3

guaranteed to “outrun” a rising market. While the Portfolio’s stocks involve more risk than the average stock, especially when the stock market as a whole is declining, they also offer the potential for greater reward.

The Portfolio is fully invested in the stock market at all times (except for temporary cash holdings as discussed above). It does not take on the unnecessary risks that come with attempts to switch in and out of the market. Its “fully-invested” policy assures that it will not miss out on a bull market in stocks because it has mistakenly decided to sit on the sidelines. However, this policy may subject the Portfolio to greater risk of price declines during periods when the prices of U.S. stock market investments in general are declining because the Portfolio will be fully invested in stocks.

Investment Categories

Dollar assets. The Prospectus describes the investment categories and Target Percentages of the Permanent Portfolio. As a further elaboration on the dollar asset investment category, and for information regarding the holdings of the Short-Term Treasury Portfolio and certain permissible investments by the Versatile Bond Portfolio, please see the box on page 7 of this SAI entitled “High-Grade Dollar Assets.” Except for U.S. Treasury obligations and U.S. Government agency securities backed by the full-faith-and-credit of the U.S. Treasury, all dollar assets are subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. The Investment Adviser attempts to reduce this risk to a very low level by purchasing high-grade dollar assets. Consequently, the Permanent Portfolio, Short-Term Treasury Portfolio and the Aggressive Growth Portfolio do not invest in certificates of deposit or commercial paper, even though the yields on such investments may be higher than the yields on high-grade dollar assets. Long-term dollar assets, and, to a lesser extent, short-term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. (See the discussion under “Investment Strategies — Permanent Portfolio — Abruptly slowing inflation” above.) The degree to which the Permanent Portfolio and the Versatile Bond Portfolio, through investments in dollar assets, are exposed to the risk of rising interest rates can be measured by the average length to maturity (“term structure”) of their net dollar assets (for purposes of this calculation, the amount of their dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk of rising interest rates. The Versatile Bond Portfolio may invest in dollar assets of any maturity. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years. For purposes of computing the average length to maturity of the Permanent Portfolio’s dollar assets, the following method is used:

(i)	multiply the value of each dollar asset by the length of time until its maturity;

(ii)	compute the sum of the results of (i);

(iii)	from the result of (ii), subtract the sum of the amount of each debt (including reverse repurchase agreements) owed by the Permanent Portfolio multiplied by the length of time until its repayment is due;

(iv)	divide the result of (iii) by the Permanent Portfolio’s average net dollar assets.

Gold. The Permanent Portfolio will buy and sell gold only to and from banks (both U.S. and foreign), regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange and dealers that are members of, or affiliated with members of, a regulated U.S. commodities exchange or stock exchange or approved by the U.S. Treasury as qualified to purchase American Eagle coins from the U.S. Mint, or interests equivalent thereto, in accordance with applicable investment laws. The Permanent Portfolio will not purchase gold from any producer of the metal or in any form that is not readily marketable. However, to the extent that the Permanent Portfolio actually holds gold bullion and coins, it may encounter higher storage and transaction costs than those normally associated with the ownership of securities. Gold generates no interest or dividends, offering only the potential for capital appreciation. In addition, gold is subject to the risk that it could be lost, damaged, destroyed or stolen, or that access to the gold could be restricted by natural events (such as earthquake) or human actions (such as terrorist attack).

Silver. The Permanent Portfolio’s silver holdings may include bullion and bullion-type silver coins minted by the U.S. Treasury. Like gold, silver generates no interest or dividends, offering only the potential for capital appreciation. Silver is also subject to the other risks and issues discussed above for gold.

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Swiss franc assets. The Permanent Portfolio also holds Swiss franc assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks discussed under “Portfolios Summaries — Permanent Portfolio” in the Prospectus.

Real estate and natural resource company stocks. Investments in the Permanent Portfolio’s real estate and natural resource company stocks category are generally common stocks, but the Portfolio may acquire preferred stocks, shares of beneficial interest in real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”) on stocks within this category. The Permanent Portfolio will invest in a security in this category only if it is listed on a national securities exchange in the United States, or the principal exchange of a foreign country, as determined by the Fund’s Board of Directors (“Board of Directors” or “Board”), or is an over-the-counter stock quoted on the Nasdaq Stock Market. The Aggressive Growth Portfolio may also invest in such stocks of U.S. companies.

Real estate investment trusts. The Permanent Portfolio and the Aggressive Growth Portfolio may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. REITs are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. In addition, REITs involve other risk factors, including poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so any Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Aggressive growth stocks. Investments in the Permanent Portfolio’s aggressive growth stocks category, and investments in the Aggressive Growth Portfolio, may include stock warrants, which are long-term options to purchase shares of stock at a fixed price. Most stock warrants are subject to expiration, which causes their value to dwindle with the passage of time. Each of the Permanent Portfolio’s and the Aggressive Growth Portfolio’s total investments in warrants is limited to a value (at the lower of cost or market) not to exceed 5% of the Portfolio’s net assets, and warrants which are not listed on the New York Stock Exchange or NYSE Market may not exceed 2% of the Portfolio’s net assets.

American depository receipts. The Permanent Portfolio may invest in equity securities of foreign issuers represented by ADRs. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. The Permanent Portfolio may experience delays in receiving its dividend and interest payment or exercising rights as a shareholder.

Repurchase agreements. In a repurchase agreement, a Portfolio buys an investment (“underlying security”), such as a Treasury bond, that the seller agrees to buy back at a later date for a stated price. Repurchase agreements entered into by the Fund’s Portfolios will generally have a term of seven days or less. The Portfolios earns interest on the transactions, either in the form of an explicit payment or in the form of a differential between the purchase price and the repurchase price.

Repurchase agreements may be considered loans to sellers of the underlying securities, with those securities constituting the collateral for the loans. The Portfolios would suffer a loss on a repurchase agreement if the seller defaulted on its obligation to repurchase the underlying securities when the value of the securities had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, the Permanent Portfolio, the Short-Term Treasury Portfolio and the Aggressive Growth Portfolio will only enter into

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repurchase agreements whose underlying securities are U.S. Treasury securities, U.S. government agency securities, short-term high-grade corporate bonds and banker’s acceptances (or, in the case of the Short-Term Treasury Portfolio, U.S. Treasury securities), which in the opinion of the Investment Adviser, present only a very small risk of default. The Fund does not currently intend that more than 5% of the net assets of any Portfolio will be subject to repurchase agreements during the current fiscal year.

The Fund’s Portfolios generally will enter into repurchase agreements only with banks. They may enter into a repurchase agreement with a broker-dealer provided that the agreement is fully collateralized and “marked to market” daily (which would require sufficient adjustments of cash or collateral to be made each day so that the current value of the collateral is at least equal to the amount of the loan including accrued interest thereon). Such collateral would be deposited with the Fund’s custodian.

Bonds. As used with respect to the investments of the Versatile Bond Portfolio, “bonds” may include debt securities of all types and of any maturity including but not limited to:

•	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible securities, preferred stock and commercial paper;

•	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

•	obligations of supranational entities;

•	bank obligations, including certificates of deposit, fixed time deposits, bank notes, and bankers’ acceptances; and

•	repurchase agreements.

Maturity and duration. The Versatile Bond Portfolio may invest in bonds of any maturity and does not attempt to maintain any pre-set average portfolio maturity or duration. Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates. Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates. The longer the Portfolio’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its net asset value.

Below investment grade bonds. The Versatile Bond Portfolio may invest in below investment grade bonds (also referred to as “junk” or “high yield” bonds). Below investment grade bonds are securities that have been rated below BBB-/Baa3/BBB- by Standard & Poor’s, Moody’s or Fitch, respectively, or if unrated, determined by the Investment Adviser to be of comparable quality. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer. Adverse publicity, investor perceptions, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of these lower-rated debt securities, especially in a thinly traded market. The Versatile Bond Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade at the time of investment. See Appendix C for further information about the ratings of debt securities assigned by Standard & Poor’s, Moody’s and Fitch.

Foreign securities. The Permanent Portfolio and the Versatile Bond Portfolio may be exposed to substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Permanent Portfolio or the Versatile Bond Portfolio will be able to anticipate such potential events. In

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HIGH-GRADE DOLLAR ASSETS

U.S. Treasury bills. Treasury bills are short-term (fifty-two weeks or less) loans to the U.S. government. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury. Treasury bills are actively traded in the open market. Because of their short time to maturity, their day-to-day price fluctuations are small.

U.S. Treasury notes and bonds. Treasury notes and bonds are long-term (as long as thirty years) loans to the U.S. government. Like Treasury bills, they are full-faith-and-credit obligations of the U.S. Treasury. Treasury notes and bonds are actively traded in the open market. Because of their long maturities, they are subject to larger day-to-day fluctuations in price than Treasury bills.

U.S. Government agency securities. U.S. government agency securities are issued or guaranteed by U.S. government agencies or by instrumentalities of the U.S. government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM corporation (formerly, Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full-faith-and-credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. government agency securities include U.S. government agency mortgage-backed securities. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

High-grade corporate bonds. High-grade corporate bonds are debt obligations of corporations with a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less, and may include corporate notes and debentures. Such bonds are subject to some risk of default. Such bonds also are subject to price fluctuations caused by changes in open-market interest rates; however, such fluctuations are much smaller than for long-term bonds and are only slightly greater than for U.S. Treasury bills. The Permanent Portfolio and the Versatile Bond Portfolio may invest in high-grade corporate bonds of U.S. or non-U.S. issuers. Ordinarily, the Permanent Portfolio will sell any investment that has been downgraded below Standard & Poor’s “A” rating, but may retain such an investment if such investments in the aggregate do not exceed 2% of the Portfolio’s net assets. The Versatile Bond Portfolio may invest in obligations of any credit quality and is not required to sell investments that have subsequently been downgraded.

Banker’s acceptances. A banker’s acceptance is a postdated check written by a business (not necessarily a major corporation) that has been “accepted” and guaranteed by a bank. Usually, the postdating is for no more than nine months. The types of acceptances which the Permanent Portfolio would acquire are those which are actively traded in the open market. There are two, often three, guaranties behind a banker’s acceptance. First, the acceptance is an obligation of the bank that has accepted it. Second, if the accepting bank should default on its obligation, the business that wrote the accepted check ordinarily would be responsible for making payment to the investor. Third, an acceptance is often secured by a pledge of merchandise or other property. Banker’s acceptances are generally regarded as among the safest of all privately issued, short-term dollar assets. The Investment Adviser considers banker’s acceptances, with their multiple guarantees, to be safer than certificates of deposit, which represent the obligation of a single entity.

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addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Permanent Portfolio and the Versatile Bond Portfolio may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Permanent Portfolio and the Versatile Bond Portfolio could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation. From time to time, trading in a foreign market may be interrupted.

Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Permanent Portfolio and the Versatile Bond Portfolio, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their portfolios and calculating their net asset values.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Permanent Portfolio and the Versatile Bond Portfolio invest a significant portion of their assets in a specific geographic region or country, they will have more exposure to economic risks related to such region or country than a portfolio whose investments are more geographically diversified. Adverse conditions in a certain region can affect securities of other countries whose economies appear to be unrelated. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Portfolios’ assets are invested, the Portfolios may have difficulty meeting a large number of shareholder redemption requests.

Developing markets or emerging markets. The Permanent Portfolio’s and Versatile Bond Portfolio’s investments that are tied economically to developing or emerging markets may be subject to potentially higher risks than investments in developed countries. These risks include, among others: (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a

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Portfolio may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Portfolio may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (“counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Portfolio. The Permanent Portfolio and Versatile Bond Portfolio seek, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that a Portfolio will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Portfolio. Legal compensation schemes may be non-existent, limited or inadequate to meet a Portfolio’s claims in any of these events.

The Permanent Portfolio and Versatile Bond Portfolio may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Permanent Portfolio and Versatile Bond Portfolio could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Permanent Portfolio and Versatile Bond Portfolio could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which a Portfolio may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Portfolio invested may subsequently be found to be fraudulent and as a consequence the Portfolio could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to

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strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Permanent Portfolio’s or Versatile Bond Portfolio’s investments, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Portfolio’s shareholders.

Corporate debt securities. The Permanent Portfolio’s (short-term, high grade, U.S. dollar denominated, only) and the Versatile Bond Portfolio’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers include corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities). The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate debt securities usually yield more than government or agency bonds due to the presence of credit risk.

Loan participations. The Versatile Bond Portfolio may invest in fixed or floating rate corporate loans, either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. These loans may include “bridge loans,” which are loans taken out for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purposes of acquisitions. The financial status of an institution interposed between the Versatile Bond Portfolio and a borrower may affect the ability of the Versatile Bond Portfolio to receive principal and interest payments. In addition, in the event the corporate borrower fails to pay principal and interest when due, the Versatile Bond Portfolio may have to assert rights against the borrower through an intermediary. This may subject the Versatile Bond Portfolio to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the corporate borrower. The risks of investing in bonds discussed in this SAI and in the Prospectus also generally apply to loan participations which may not technically be considered securities.

Inflation-indexed securities. The Permanent Portfolio (U.S. Treasury inflation-indexed securities only) and the Versatile Bond Portfolio may invest in inflation-indexed securities. Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semi-annual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income. Where the accrued amount is added to the principal and no cash income is received until maturity, the Portfolio may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally

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invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. Government will increase the Versatile Bond Portfolio’s exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in “real” interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Permanent Portfolio’s and Versatile Bond Portfolio’s investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Permanent Portfolio and the Versatile Bond Portfolio invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Portfolio’s interests in industries and sectors minimally affected by changes in the cost of living.

Bank obligations. In addition to banker’s acceptances, the Versatile Bond Portfolio may invest in bank obligations including fixed, floating or variable rate certificates of deposit (“CDs”), letters of credit, time and savings deposits and bank notes. Bank obligations are exempt from registration with the Securities and Exchange Commission (“SEC”) if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Portfolio will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Similarly, bank notes and other unsecured bank obligations are not guaranteed by the Federal Deposit Insurance Corporation (FDIC), so the Portfolio will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Portfolio.

Commercial paper. The Versatile Bond Portfolio may invest in commercial paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer usually for purposes such as financing current operations with maturities of up to 270 days.

Convertible securities. The Versatile Bond Portfolio may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stock or other equity securities of the same or a different issuer. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock’s price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock’s price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s debt securities.

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Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. In addition, convertible securities are often lower-rated securities. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. The income component of convertible securities, however, causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Preferred stock. The Versatile Bond Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

Auction-rate securities. The Versatile Bond Portfolio may invest in auction-rate securities that consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction-rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction-rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction-rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (“Code”). Further, the Versatile Bond Portfolio’s investments in auction-rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of that Portfolio’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.

STRIPS (Separate Trading of Registered Interest and Principal of Securities). The Permanent Portfolio (U.S. Treasury STRIPS only) and the Versatile Bond Portfolio may invest in STRIPs. STRIPs are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

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Variable, floating and inverse floating rate securities. The Permanent Portfolio (short-term, high grade, U.S. denominated only) and the Versatile Bond Portfolio may invest in variable, floating and inverse floating rate securities. These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Payment-in kind bonds. The Versatile Bond Portfolio may invest in payment-in-kind, or “PIK” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, payment-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Versatile Bond Portfolio may obtain no return at all on its investment. The market price of payment-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain payment-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Versatile Bond Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Warrants and rights. Warrants and rights may be acquired by the Permanent Portfolio, the Aggressive Growth Portfolio and the Versatile Bond Portfolio in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants or rights involves the risk that the Portfolio could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. These factors can make warrants and rights more speculative than other types of investments. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Mezzanine securities. The Versatile Bond Portfolio may invest in mezzanine securities, which are subordinated debt securities that receive payment of interest and principal after other more senior holders are paid. They are generally issued in private placements in connection with an equity security. Mezzanine securities are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and below investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled interest and principal after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

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Senior loans. The Versatile Bond Portfolio may invest in senior loans of domestic and foreign borrowers. Senior loans hold a senior position in the capital structure of a business entity (referred to as the “borrower” or “issuer”), are typically secured with specific collateral and have a claim on the assets of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior loans held by the Versatile Bond Portfolio typically have a dollar weighted average period until the next interest rate adjustment of approximately 90 days or less. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. The specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Versatile Bond Portfolio’s performance.

The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Investment Adviser will consider and may rely on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most senior loans in which the Versatile Bond Portfolio may invest may be assigned ratings below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of senior loans, they frequently tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.

Second lien loans. The Versatile Bond Portfolio’s investments in second lien loans generally will be subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans.

Brady bonds. The Versatile Bond Portfolio may invest in “Brady bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady bonds. U.S. dollar-denominated collateralized Brady bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady bonds. One or more classes of securities (“structured securities”) may be backed by, or represent interests in, Brady bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

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Yankee bonds. The Versatile Bond Portfolio may invest in “Yankee bonds,” which are dollar-denominated obligations issued in the U.S. capital markets by foreign governments and corporations. Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, to a limited extent, Yankee bonds are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: (i) adverse political and economic developments; (ii) the extent and quality of government regulation of financial markets and institutions; (iii) the imposition of foreign withholding taxes; and (iv) the expropriation or nationalization of foreign issues.

Yankee bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee bonds are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

Zero coupon bonds. The Permanent Portfolio (U.S. Treasury only) and the Versatile Bond Portfolio may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life but, upon maturity, the investor receives the face value of the security. Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic payments of interest. Further, current federal tax law requires that a holder (such as the Permanent Portfolio or the Versatile Bond Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for the Permanent Portfolio or the Versatile Bond Portfolio not to be subject to federal income taxes, the Portfolios may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolios have actually received as interest during the year.

Other investment companies. The Fund’s Portfolios may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund’s Portfolios may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made: (i) not more than 5% of the value of a Portfolio’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of a Portfolio’s total assets will be invested in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio. The Fund’s Portfolios will limit their investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Portfolios’ investments to exceed such limits in unaffiliated underlying funds. To the extent that the Portfolios invest in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund’s Portfolios, there may be duplication of investment management and other fees. The Fund’s Portfolios may also invest their cash balances in affiliated money market funds to the extent permitted by their investment policies and rules and exemptions granted under the 1940 Act.

Illiquid Investments

The Permanent Portfolio may hold in the aggregate a maximum of 10% and the Aggressive Growth Portfolio may hold in the aggregate a maximum of 5%, of its respective net assets in illiquid investments. The Versatile Bond Portfolio may invest in the aggregate a maximum of 15% of its net assets in illiquid securities, measured at the time of the investment. Generally, an illiquid security is an investment that is not readily marketable (i.e., it cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Portfolio). Illiquid securities may include unregistered or other restricted securities, such as Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws) and repurchase agreements maturing in more than seven days. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a

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Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Portfolio may be subject to legal restrictions, which could be costly to the Portfolio.

Offsetting and Indirect Investments

The Permanent Portfolio, in carrying out its investment and tax-planning policies and in maintaining the Target Percentage for each investment category, and the Aggressive Growth Portfolio, in carrying out its investment and tax planning policies, each may write covered call options and purchase put options on stocks that it owns, make short sales of stocks that it owns, and borrow money and enter into reverse repurchase agreements. The Permanent Portfolio also may buy and sell gold, silver and Swiss francs in the forward market (including through the purchase and sale of futures contracts). The Versatile Bond Portfolio in carrying out its investment and tax planning policies, may enter into forward contracts, futures contracts, enter into agreements for “when-issued and delayed-delivery securities,” borrow money, and enter into reverse repurchase agreements. None of the Portfolios invested in these investments during the last fiscal year, nor do any of the Portfolios intend to invest in these investments during the current fiscal year.

Although these instruments are commonly associated with speculative, short-term trading, each of the Permanent Portfolio, Versatile Bond Portfolio and the Aggressive Growth Portfolio is prohibited from using them, and will not use them, for such purpose (or in contravention of such rules and regulations or orders as the SEC may prescribe). The Permanent Portfolio may, from time to time, use short sales, forward contracts, put and call options, borrowings and reverse repurchase agreements only to reduce discrepancies between its actual holdings and the Target Percentages in instances where the devices appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. The Aggressive Growth Portfolio may, from time to time, use such devices only in instances where they appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. There can be no guarantee that these strategies will operate as intended or that the instruments necessary to implement these strategies will be available. Each Portfolio expects, if and when it uses put and call options, forward contracts, and short sales, to make or accept delivery of the underlying asset. Each Portfolio would elect not to make or accept delivery only when so electing would, in the opinion of the Investment Adviser, achieve an advantage in price, yield, or tax planning. In such instances, those Portfolios would enter into an offsetting option transaction (selling the put and purchasing the call, as the case may be), or an offsetting forward transaction (selling or purchasing a forward contract, as the case may be), or would close out the short sale by purchasing and delivering the underlying securities. Those Portfolios generally would incur additional brokerage costs in doing so. The Permanent Portfolio may engage in forward contracts and short sales outside of the United States, which might entail additional risks. See “Portfolios Summaries — Permanent Portfolio” in the Prospectus.

As an example of how the Permanent Portfolio might use the strategies described above, if its actual holdings of gold exceeded the Target Percentage of 20%, the Portfolio might enter into a forward sale for the excess amount. The quantity of gold subject to the forward sale then would be counted as an offset against the Portfolio’s actual holdings, and the payment receivable from the forward sale would be counted as a dollar asset.

Similarly, the Permanent Portfolio might increase its position in an investment category by making purchases in the forward market. For example, if its actual holdings of silver fell below the Target Percentage of 5%, the Portfolio might purchase silver in the forward market and count it as silver owned. The money payable to the seller upon delivery of the silver to the Portfolio would be counted as an offset against its holdings of dollar assets.

As a further example, the Permanent Portfolio or the Aggressive Growth Portfolio might use put and call options to effectively reduce its holdings of a particular stock. Those Portfolios would do so by writing (selling) call options on the shares of stock they owned and simultaneously purchasing put options (with the same expiration date and strike price) on the same stock. The effect of the option transactions would be virtually to eliminate the Portfolio’s interest in the price of the stock for the duration of the options, since the net value of the option position would (within narrow limits) change dollar for dollar with, but in the direction opposite to, changes in the price of the stock. The combined dollar value of the stock and the option position would be approximately fixed, but, due to competitive factors in the option market, normally would tend to rise gradually over the life of the options. Accordingly, while the option position remains open, the Permanent Portfolio would count the value of the stock together with the option position as a dollar asset.

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The Permanent Portfolio may borrow money or enter into reverse repurchase agreements in order to reduce its net holdings of dollar assets to the level called for by the Target Percentages, but the Portfolio may not borrow for the purpose of speculative, short-term trading. The amount of any borrowing by the Permanent Portfolio would be counted as an offset against its holdings of dollar assets, and the money borrowed would be invested to increase the Portfolio’s holdings in other investment categories to the levels called for by the Target Percentages.

Additional information regarding offsetting and indirect investments appears below.

Put and call options. In exchange for a premium, the seller (writer) of a call option grants to the option buyer the right, until a certain expiration date, to purchase shares of stock at a fixed price (the strike price). For a speculative trader, the risk assumed by selling a call option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the speculative option seller (unlike the Permanent Portfolio and the Aggressive Growth Portfolio, which would own the underlying stock, (i.e., a “covered” call option)), could be forced to purchase the stock to cover the option and deliver it to the option buyer. The difference between the option’s strike price and the stock’s price in the open market would represent a loss to the option seller.

By paying a premium, the purchaser of a put option acquires the right, until a certain expiration date, to sell shares of stock at a fixed strike price. For a speculative trader, the risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the option would expire worthless and the entire amount invested in it would be lost.

The purchase of a put option simultaneously with the sale of a call option (on the same stock and with the same strike price and expiration date) is considered in economic effect a short sale of the underlying stock; the net value of the option position tends to change dollar for dollar with, but in a direction counter to, the price of the underlying stock. The Permanent Portfolio or the Aggressive Growth Portfolio might enter into a short sale, instead of a combined option transaction, of a particular stock that it owned if no option were available on the stock or if the short sale provided an advantage in price over a combined option transaction.

The combined option transaction also involves both the payment of a premium (for the purchase of the put option) and the receipt of a premium (from the sale of the call option). For a speculative trader, the risk of such a combined option transaction is that the price of the underlying stock will rise. In that case, each one-dollar rise in the price of the stock would result in a loss of approximately one dollar on the combined option transaction.

The only type of option transaction which the Permanent Portfolio or the Aggressive Growth Portfolio may enter into as an offsetting or indirect investment is the combined transaction described in the preceding paragraph. However, those Portfolios will enter into such a transaction only if they actually own the stock to which the options apply, and they will continue to hold the option positions only while they continue to hold the stock. Thus, any loss on a permissible option transaction should be approximately equaled by a gain on the price of the stock.

Each of the Permanent Portfolio and the Aggressive Growth Portfolio has adopted the following operating policies with respect to option transactions used as offsetting or indirect investments, which may be changed only by the Board of Directors:

•

the aggregate value of the stock underlying option transactions, determined as of the date the options are entered into, will not ordinarily exceed 10% and may not exceed 25% of such Portfolio’s net assets;

•	the stock underlying the options must be listed on a national securities exchange, and the option must be issued by the Chicago Board Options Clearing Corporation;

•	the aggregate premiums paid for all put options purchased by such Portfolio and held by it at any one time will not exceed 2% of its net assets;

•	the stock underlying the options must be qualified within such Portfolio’s investment categories; and

•	the maximum term of the options will not exceed nine months.

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The foregoing discussion applies only to option transactions used as offsetting or indirect investments and has no application to the acquisition of stock warrants by the Permanent Portfolio or the Aggressive Growth Portfolio. See “Investment Categories — Aggressive growth stocks” in this SAI.

Forward contracts. A forward purchase obligates the purchaser to pay a fixed price for a commodity or currency to be delivered at a fixed date in the future. A forward sale is the counterpart of a forward purchase; it obligates the seller to deliver a commodity or currency on a fixed date in the future in exchange for a fixed price.

Except for futures contracts (the type of forward contract that is traded on a U.S. futures exchange), forward contracts usually are settled in cash at the contract’s maturity date. A futures contract, on the other hand, usually involves daily settlement, in cash, of the gain or loss on the commodity’s price each day. Commodity futures contracts are traded on U.S. commodity exchanges and are subject to the regulation of the exchange and of the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act, in order to prevent price manipulation and excessive speculation, and to promote orderly and effective commodity futures markets. Such regulations may include trading and daily price limits, position limits and margin requirements. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Portfolio, as of the date of this SAI, the Portfolios are not deemed to be “commodity pool operators” or “commodity pools” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. Pacific Heights is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Portfolios. However, the CFTC has adopted certain rule amendments that significantly affect the exemptions available to the Portfolios, and may subject the Portfolios, as well as Pacific Heights, to regulation by the CFTC, including disclosure, reporting and recordkeeping requirements. These amendments are not yet effective and their scope of application is still uncertain. Forward contracts with a bank or dealer generally are not secured or guaranteed by an exchange, clearing corporation, or similar entity.

Because it is possible to enter into forward purchase and sales contracts by making an initial payment of as little as 5% (or even less) of the value of the commodity, forward contracts can involve a high degree of risk; even a small decline in the price of the commodity could result in the loss of most or all of the cash invested. The Permanent Portfolio, however, will not trade in commodity forward contracts; it will enter into forward purchases only for amounts of commodities (or Swiss francs) needed to meet the Target Percentages, and it will enter into forward sales only for amounts of commodities (or Swiss francs) it actually owns that exceed the Target Percentages. Consequently, the Permanent Portfolio will not be subject to the high degree of risk associated with the speculative use of forward contracts, although each forward transaction, viewed in isolation, would still appear to involve the risks normally associated with forward contracts. Furthermore, the Permanent Portfolio has adopted the following operating policies with respect to forward contracts, which may be changed only by the Board of Directors:

•	it will use forward contracts only to acquire and dispose of actual commodities (or Swiss francs) within the Target Percentages, and not for any speculative purpose;

•

it will enter into forward contracts only through a regulated U.S. commodity exchange or dealers that are members of or affiliated with members of a regulated U.S. commodity exchange, or with the ten largest (in assets) U.S. banks or ten largest (in assets) Swiss commercial banks, excluding cantonal and savings banks, as determined by the Swiss National Bank;

•

its net assets plus its borrowings and the aggregate price of all commodity forward contracts it owns (measured by multiplying the number of units to which the contracts refer by the price per unit specified) will equal at least 300% of the aggregate price of all commodity forward contracts it owns and any borrowings. If the 300% requirement specified above is not being met at any time, the Permanent Portfolio will take the necessary steps to restore the 300% coverage within three business days. Sales of commodity forward contracts in order to comply with this 300% limitation may have an adverse impact on the Portfolio;

•

it will segregate, and maintain in a segregated account until the commodity forward purchase contract is closed out, cash or U.S. government securities equal in value to the purchase price required to be paid by the Portfolio due on the settlement date under the contract;

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•	it will not invest (including the placing of additional margin deposits) more than twice the amount of the original margin deposit in any commodity forward contract; and

•	it will not invest in, or be contingently obligated in connection with, commodity contracts in an amount exceeding 10% of its assets.

The assets maintained in the segregated account referred to above will continue to be treated as dollar assets for purposes of the Target Percentages until the settlement date under the contract.

The Versatile Bond Portfolio may enter into forward currency contracts and currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates and to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. If a hedging transaction in forward currency contracts and currency futures contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the contract. Nevertheless, by entering into such contracts, the Versatile Bond Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. If, for example, the value of the foreign currency increases relative to the dollar, the Versatile Bond Portfolio’s loss on the contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

The Permanent Portfolio and the Versatile Bond Portfolio did not engage in any forward or futures contracts during the last fiscal year, and do not intend to engage in any forward or futures contracts during the current fiscal year.

Short sales. A short sale obligates the seller to deliver a security at a later, perhaps indefinite, date. In return, the seller receives a price that is fixed on the date of the sale. For a speculative trader, the risk of making a short sale is that the price of the security will rise, forcing the short seller to purchase the security at a higher price than he receives from the short sale. In principle, the potential loss is unlimited, since there is no absolute limit on how high an investment’s price might rise.

Each of the Permanent Portfolio and the Aggressive Growth Portfolio will enter into short sales only of stocks that it owns, and it will retain such stocks so long as the short position remains open. (In other words, those Portfolios will enter into short sales “against the box.”) Consequently, those Portfolios will not be exposed to the same risks associated with the speculative use of short sales. Neither Portfolio entered into short sales during its last fiscal year, nor intends to enter into short sales during its current fiscal year. Furthermore, each such Portfolio has adopted the following operating policies with respect to short sales, which may be changed only by the Board of Directors:

•	it will limit the dollar amount of short sales at any one time to a value ordinarily not to exceed 10% and in no instance to exceed 25% of its net assets; and

•	the value of securities of any one issuer in which it may be short will not exceed the lesser of 2% of the value of its net assets or 2% of the securities of that class of that issuer.

When-issued and delayed-delivery securities. The Versatile Bond Portfolio may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Versatile Bond Portfolio purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Portfolio’s custodian and to maintain in that account cash, U.S. government securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. The Versatile Bond Portfolio may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Portfolio may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Portfolio will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Portfolio’s payment obligation).

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Borrowed money. The purchase of investments with borrowed money can entail a higher degree of risk from price fluctuations than a cash purchase using one’s own funds, since the borrowings allow the buyer to purchase more of the investment than he or she could using only his or her own cash. For example, if the buyer finances a purchase of 50% with his or her own cash and 50% with borrowed funds, each 1% decline in the price of the investment would result in a 2% decline in the net value of his or her position in the investment. A 50% decline in price would result in a total loss. In addition, the buyer would incur interest expense on borrowed funds.

Borrowing also can add to the risk of loss from investment price fluctuations if the borrowing increases the average length to maturity of the borrower’s debt securities, since, for example, such borrowing may increase the borrower’s exposure to fluctuations in the prices of debt securities due to changes in interest rates (“Interest Rate Risk”). However, as indicated under “Investment Categories — Dollar assets” above, the average length to maturity of the Permanent Portfolio’s net dollar assets may not exceed fifteen years — a term structure that the Portfolio could achieve without the use of borrowed money. Consequently, the Permanent Portfolio’s ability to borrow likely will not increase its potential exposure to loss from investment price fluctuations due to Interest Rate Risk. The Versatile Bond Portfolio may invest in bonds of any maturity. The longer the Versatile Bond Portfolio’s average weighted portfolio duration, the greater the potential exposure to loss from investment price fluctuations due to, among other risks, Interest Rate Risk if the Portfolio were to borrow money. The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to borrowing:

•

the amount of money such Portfolio may borrow will be limited by the 1940 Act, so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of such Portfolio’s assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If, due to market fluctuations or other reasons, the value of such Portfolio’s assets falls below the coverage requirement of the 1940 Act, such Portfolio will, within three business days, reduce its debt to the extent necessary. To do this, such Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

•	such Portfolio may borrow only from banks in accordance with the 1940 Act, and will also be subject to applicable margin limitations imposed by regulations adopted by the Federal Reserve Board;

•	in observing these limits, such Portfolio will count the proceeds of reverse repurchase agreements (see below) as borrowed money; and

•

such Portfolio will segregate, and maintain in a segregated account until the borrowing is repaid, cash, U.S. Government securities or other appropriate liquid assets equal to the amount borrowed. See “Forward contracts” above for the treatment of the segregated assets.

No Portfolio has any current intention of engaging in any borrowings during the current fiscal year.

Reverse repurchase agreements. A reverse repurchase agreement is a special device for borrowing money. Under such an agreement, the borrower sells an investment (usually a bond, money market instrument or other dollar asset) and agrees to repurchase it later at a fixed price. Because it is possible to borrow nearly the entire purchase price of a bond or other dollar asset through a reverse repurchase agreement, such agreements can be used by traders to speculate on price changes, especially price changes associated with declines in interest rates. Such speculation is highly risky, since an unforeseen rise in interest rates could cause a loss that equals or even exceeds the cash invested.

The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio may enter into reverse repurchase agreements; however, no Portfolio will use reverse repurchase agreements for any speculative purpose. Reverse repurchase agreements have virtually the same effect on a Portfolio as borrowing, secured by the underlying investment. Those Portfolios might enter into a reverse repurchase agreement, instead of a borrowing, if, for example, the reverse repurchase agreement provides an advantage in interest rate over a borrowing. None of these Portfolios has any current intention of engaging in reverse repurchase agreements.

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The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio will count the proceeds of a reverse repurchase agreement as borrowed money. Consequently, as in the case of direct borrowing (discussed above), a Portfolio’s use of reverse repurchase agreements should not add to its potential risk of loss from investment price fluctuations. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each have adopted the following operating policies with respect to reverse repurchase agreements:

•	such Portfolio will enter into only those reverse repurchase agreements that have a specified repurchase price;

•	such Portfolio will enter into reverse repurchase agreements only with banks; and

•

such Portfolio will segregate, and maintain in a segregated account until the reverse repurchase agreement is closed out, cash, U.S. government securities or other appropriate liquid assets equal to the repurchase price. See “Forward contracts” above for the treatment of the segregated assets.

Default risk. Put and call options, forward purchases, short sales, borrowings and reverse repurchase agreements all involve contracts between a Portfolio and a bank, broker, dealer or clearinghouse. A default by any of them could expose the Portfolio to serious loss. The Investment Adviser intends to attempt to reduce a Portfolio’s exposure to default risk by giving preference to banks, brokers, dealers and clearinghouses which, in the opinion of the Investment Adviser, have an especially high degree of creditworthiness and by giving preference to transactions that require the corresponding party to pledge or otherwise deliver or establish collateral for the benefit of such Portfolio.

Offsetting and indirect investments. A Portfolio’s ability to make offsetting and indirect investments as described in this section may be limited by the Portfolio’s qualification as a regulated investment company. Income and gains from certain offsetting and indirect investments related to commodities does not constitute qualifying income to a regulated investment company for purposes of the 90% Income Requirement described under “Tax—General” below, while the tax treatment of some other of these investments is not certain. If a Portfolio’s income from these investments were ultimately determined not to constitute qualifying income and the Portfolio’s nonqualifying income exceeded 10% of its gross income in any taxable year, the Portfolio would fail to meet the Income Requirement and could be subject to tax at the entity level.

Strategic Portfolio Adjustments

Because investment prices are constantly changing, the actual composition of the Permanent Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever the Permanent Portfolio’s actual holdings in any investment category deviate from the category’s Target Percentage by more than 1/10th of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days from the initial day of such deviation.

The Investment Adviser is authorized to delay making portfolio adjustments in the Permanent Portfolio whenever, in its opinion, circumstances make it desirable to do so. In the event of such a delay, the Permanent Portfolio’s actual holdings in one or more investment categories could deviate by more than 1/10th of the Target Percentages for those categories for a period in excess of thirty days. Circumstances that might occasion a delay include, but are not limited to:

1.	A disorderly market (e.g., when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Adviser, abnormally large);

2.	A banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and

3.	The inability to make a portfolio adjustment without experiencing an adverse tax consequence such as recognizing a large capital gain.

The Permanent Portfolio will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

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A Portfolio may acquire assets from another Portfolio (“cross trades”) that are otherwise qualified investments for the Portfolio, so long as neither Portfolio bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition. Any such transaction would be a cash purchase or sale of a security for which market quotations are readily available, at its independent current market price, in a manner consistent with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder.

Investment Restrictions

The investment policies and restrictions described in the Prospectus and this SAI are intended to remain in force indefinitely. The investment restrictions described below have been adopted by the Fund as operating policies and are subject to change by the Board of Directors. However, the Fund will not change any operating policy without notifying its shareholders in advance. The Fund will not:

1.	Purchase securities of companies for the purpose of exercising control or management.

2.	Purchase securities on margin, although for the avoidance of doubt, the Versatile Bond Portfolio may enter into currency forward and futures contracts and the Permanent Portfolio may enter into commodity forward and futures contracts (but only in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI) and obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.

3.	Invest in straddles or spreads.

4.	Purchase from or sell to any officer, director or employee of the Fund, or its investment adviser, or any of its members, managers or employees, any securities other than shares of any Portfolio of the Fund.

5.	Purchase or retain the securities of any issuer if those officers and directors of the Fund, or members of its investment adviser owning individually more than 1/2% of a class of securities of such issuer, together own more than 5% of such securities of such issuer.

6.	Retain a custodian for its assets which shall be other than a bank or trust company having at least $2,000,000 in aggregate capital, surplus and undivided profits and, upon the resignation or inability to serve as the custodian, the Fund shall use its best efforts to obtain and transfer its assets to a similarly qualified custodian or submit to its stockholders the question whether to function without such a custodian.

7.	Invest more than 5% of the value of the total assets of a Portfolio in securities of companies which together with predecessors have a record of less than three years’ continuous operation.

8.	Pledge, mortgage or hypothecate assets of any Portfolio having a market value greater than 15% of the value of that Portfolio’s gross assets (taken at cost), except to secure permitted borrowings of that Portfolio.

9.	Use as security for borrowings of any Portfolio more than 35% of value of that Portfolio’s assets.

Each Portfolio’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” of the Portfolio. A majority of the outstanding voting securities of a Portfolio is defined under the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. In addition to those fundamental policies described in the Prospectus, the following investment limitations are fundamental and cannot be changed without such shareholder approval:

1.	Subject to the policy regarding a wholly owned broker-dealer subsidiary, the Fund will not act as a securities underwriter of other issuers except to the extent that acting as such may be necessary to dispose of securities acquired by the Fund. (However, in connection with the disposition of “restricted securities” and securities for which there is no readily available market quotation, the Fund may be deemed to be an underwriter under certain federal securities laws.)

2.	The Fund will not lend its assets to its officers, directors, investment adviser or affiliates of its investment adviser, nor shall such persons take long or short positions in shares of the Fund (which prohibition shall not prevent them from acquiring such shares for investment purposes at the current net asset value).

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3.	No Portfolio will concentrate its investments in any particular industry or group of industries (i.e., no more than 25% of the value of any Portfolio’s assets, other than securities issued by the United States government or an agency or instrumentality thereof, will be invested in any one industry).

4.	No Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 5% of that Portfolio’s total assets (taken at market value) would be invested therein. For this purpose, options on the stock of any corporation will be deemed to be securities issued by that corporation.

5.	Subject to the policy regarding a wholly owned broker-dealer subsidiary, neither the Permanent Portfolio nor the Aggressive Growth Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

6.	Neither the Short-Term Treasury Portfolio nor the Versatile Bond Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

7.

The Permanent Portfolio will not borrow money, issue senior securities, purchase or sell real estate (including real estate limited partnerships) or commodities or oil, gas or other mineral leases, or make loans to other persons, except in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI in addition to the following: the amount of money the Permanent Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of the Permanent Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). In observing these limits, the Permanent Portfolio will count the proceeds of reverse repurchase agreements as borrowed money.

8.

Neither the Short-Term Treasury Portfolio nor the Aggressive Growth Portfolio will hold more than 5% of its net assets in investments which are not readily marketable. Neither the Short-Term Treasury Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will borrow money, issue senior securities, purchase or sell real estate (including limited partnership interests) or commodities or oil, gas or other mineral leases, make loans or lend its assets to other persons, engage in short sales or write put options or uncovered call options (other than as noted above), except as follows: the amount of money any such Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of the respective Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions).

9.	Notwithstanding any other policy of the Permanent Portfolio, the Fund may form a wholly-owned subsidiary to be owned by the Permanent Portfolio for the purpose of engaging in broker-dealer activities. The total amount of the Permanent Portfolio’s capital contributions to such subsidiary shall be limited to an amount not to exceed, in the aggregate, 1% of the net assets of the Permanent Portfolio as of the time that any capital contribution is made. The Permanent Portfolio shall not make any capital contribution to such subsidiary that would increase the then current value of the Permanent Portfolio’s investment in the subsidiary to an amount in excess of 1% of the then net assets of the Permanent Portfolio. There is currently no broker-dealer subsidiary.

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ORGANIZATION AND MANAGEMENT

Fund History

The Fund was incorporated under the laws of Maryland on December 14, 1981, under the name “Permanent Portfolio Fund, Inc.” and changed its name to “Permanent Portfolio Family of Funds, Inc.” on August 10, 1988. The Fund was originally organized with a single Portfolio that commenced operations as an investment company on October 15, 1982. That Portfolio continues and is now called the “Permanent Portfolio.” The Treasury Bill Portfolio commenced operations on May 26, 1987 and changed its name to “Short-Term Treasury Portfolio” on June 1, 2010. The Aggressive Growth Portfolio commenced operations on January 2, 1990 and the Versatile Bond Portfolio commenced operations on September 27, 1991. The Fund may offer additional portfolios from time to time.

Investment Adviser

The Fund retains Pacific Heights as its investment adviser. Pacific Heights is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights is controlled by Michael J. Cuggino, who is Pacific Heights’ manager and sole member. Mr. Cuggino is also Pacific Heights’ President and Chief Executive Officer. The Fund’s Treasurer and Chief Compliance Officer also serve as Pacific Heights’ Director of Finance and Chief Compliance Officer, respectively. Pacific Heights’ offices are located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111. Mr. Cuggino also serves as President, Secretary and a director of the Fund. See “Board of Directors” below.

The services Pacific Heights provides to the Fund and the compensation it receives are defined in an Investment Advisory Contract by and between the Fund and Pacific Heights, dated November 24, 2002 (“Contract”). Under the Contract, Pacific Heights bears all operating expenses of the Portfolios, except the following: (a) fees payable to Pacific Heights for its services under the Contract; (b) all fees, costs, expenses and allowances relating to Fund investments, including brokerage commissions, charges in the purchase and sale of Fund assets and interest on borrowings; (c) all taxes payable by the Fund; (d) the fees and expenses of the Fund’s directors; (e) the salaries and expenses of the Fund’s officers (subject to the Waiver Agreement described below); and (f) all extraordinary fees, costs and expenses of the Fund, including any fees, costs and expenses associated with litigation, governmental investigations or administrative proceedings, including the costs of any settlements.

The investment advisory fee payable to Pacific Heights under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract:

a)	1.1875% of the first $200 million of the Portfolio’s average daily net assets;

b)	.8750% of the next $200 million of the Portfolio’s average daily net assets;

c)	.8125% of the next $200 million of the Portfolio’s average daily net assets; and

d)	.7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 17, 2013 (“Waiver Agreement”), effective through June 1, 2015, Pacific Heights has agreed to waive portions of its investment advisory fee allocable to: (i) the Permanent Portfolio, such that the investment advisory fee paid by the Portfolio does not exceed an annual rate of ..6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average net daily assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average net daily assets in excess of $15 billion up to $25 billion and .6000% of the Portfolio’s average net daily assets in excess of $25 billion; (ii) the Short-Term Treasury Portfolio, such that the investment advisory fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the investment advisory fee paid by the Portfolio does not exceed an annual

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rate of .8125% of the Portfolio’s average daily net assets. Also, under the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’ salaries and expenses during the term of the Waiver Agreement. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Fund’s Board of Directors.

Pacific Heights received the following investment advisory fees from each of the Fund’s Portfolios for the years ended January 31, 2014, 2013 and 2012, respectively:

	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Permanent Portfolio(1)	$89,791,052	$118,762,216	$99,604,766
Short-Term Treasury Portfolio(2)	180,920	221,259	221,269
Versatile Bond Portfolio(3)	115,413	102,794	98,770
Aggressive Growth Portfolio	442,307	286,205	281,915

(1)	Net of investment advisory fees waived of $5,981,282, $11,393,691 and $7,647,860 for the years ended January 31, 2014, January 31, 2013 and January 31, 2012, respectively.

(2)	Net of investment advisory fees waived of $131,579, $160,916 and $160,924 for the years ended January 31, 2014, January 31, 2013 and January 31, 2012, respectively.

(3)	Net of investment advisory fees waived of $53,268, $47,813 and $45,586 for the years ended January 31, 2014, January 31, 2013 and January 31, 2012, respectively.

The Contract provides that Pacific Heights shall not be liable to the Fund or to any shareholder for anything done or omitted by it, including losses sustained by the Fund in the purchase, holding or sale of any Fund investment, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by the Contract.

The Contract continues in force from year to year with respect to a Portfolio, provided that the renewal of the Contract has been specifically approved annually by the vote of a majority of the outstanding voting securities of the Portfolio, or by the Board of Directors. In addition, to continue in force, the Contract must be approved annually by a majority of the Fund’s directors who are not parties to the Contract or “interested persons” of such parties as that term is defined in the 1940 Act, voting in person at a meeting called for the purpose of considering continuation of the Contract. The Contract was most recently approved by the Board of Directors, including a majority of the Fund’s directors who are not interested persons of the Fund (“Independent Directors”), on December 17, 2013. The Contract was most recently approved by a majority of the outstanding voting securities of each Portfolio on May 1, 2003.

The Contract may be terminated by either party without penalty on sixty days’ written notice to the other party. Such termination may be effected on behalf of the Fund by its Board of Directors, or by a vote of a majority of its outstanding voting securities, or on behalf of a Portfolio of the Fund by a vote of a majority of the outstanding voting securities of that Portfolio. Assignment, as that term is defined in the 1940 Act, of the Contract to another party automatically terminates it.

Additional information regarding the Contract is set forth in the Prospectus under “Management — Portfolio Management,” and a discussion regarding the Board of Directors’ basis for approving the Contract is available in the Fund’s most recent Annual Report to Shareholders.

Portfolio Manager

Mr. Cuggino is the portfolio manager for each of the Fund’s Portfolios. Mr. Cuggino also currently serves as President, Secretary and a director of the Fund. For additional information on Mr. Cuggino’s compensation as an officer and director of the Fund, see “Compensation” below.

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Pacific Heights, of which Mr. Cuggino is the manager and sole member (also its President and Chief Executive Officer), compensates Mr. Cuggino for service as the portfolio manager for each of the Fund’s Portfolios. As the manager and sole member of Pacific Heights, Mr. Cuggino is the owner of Pacific Heights and determines his own compensation. Mr. Cuggino’s compensation from Pacific Heights is in the form of a share of Pacific Heights’ total profits. Mr. Cuggino’s compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust for other factors used to determine compensation. Such factors include taking into consideration Pacific Heights’ profitability and such other factors as Pacific Heights may deem relevant under the circumstances. Mr. Cuggino’s compensation is not based directly on the performance of any of the Fund’s Portfolios or their levels of net assets.

Conflicts of interest may arise when Mr. Cuggino transacts personally in securities investments made or to be made for the Fund’s Portfolios. Mr. Cuggino is subject to the Fund’s and Pacific Heights’ Amended and Restated Code of Ethics (“Code of Ethics”), discussed in this SAI under “Code of Ethics,” which seeks to address potential conflicts of interest that may arise in connection with the personal securities transactions of employees, officers, and directors of the Fund. The primary purpose of the Code of Ethics is to ensure that personal trading by these individuals does not disadvantage any Fund Portfolio. There is no guarantee, however, that such Amended and Restated Code of Ethics will detect each situation in which a potential conflict may arise.

The following table provides information relating to accounts managed by Mr. Cuggino as of January 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	—	—

Number of Accounts Managed with Performance-Based Advisory Fees	—	—	—

Total Assets Managed	$9,080,041,844	$—	$—

Total Assets Managed with Performance-Based Advisory Fees	$—	$—	$—

Personal investment accounts of Mr. Cuggino and his family are not reflected.

As of January 31, 2014, Mr. Cuggino beneficially owned, through his ownership of Pacific Heights, shares in each of the Fund’s Portfolios valued at over $1 million per Portfolio. Such holdings are included among the assets managed of “Registered Investment Companies” but are not included among “Other Accounts” in the preceding table. Also, see “Share Ownership of Directors and Officers” in this SAI for additional information regarding Mr. Cuggino’s ownership of shares of the Fund.

Portfolio Holdings Disclosure

The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding portfolio investments held by the Fund’s Portfolios. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors. The policies permit disclosure of non-public portfolio holdings to selected parties only when consistent with the Fund’s legitimate business purposes and when in the best interests of its shareholders, and upon assurances of confidentiality including a duty to use such information only for agreed upon purposes. The Investment Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. Such parties include the Fund’s service providers (e.g., the Fund’s investment adviser, custodian, transfer agent, fund accountants, independent registered public accountants, pricing services, printer, service providers in connection with proxy voting and trade order management and compliance services, and counsel to the Fund and the Independent Directors), who generally need access to such

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information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information, as well as data consolidators (including rating agencies), fund rating/ranking services and other data providers. The Investment Adviser, fund accountants, and portfolio compliance monitoring services have access to the Fund’s complete portfolio holdings on a daily basis. The Fund’s custodian receives confirmation of portfolio activity within one business day of a trade. The Fund provides its independent accountants complete year-end portfolio holdings within one business day of the Fund’s year-end. The Fund provides its complete month-end portfolio holdings to Morningstar, Bloomberg and Thomson Reuters (Lipper, Vestek and Thomson Financial) within fifteen days of month-end. The Fund also provides complete quarter-end portfolio holdings to eVestment Alliance within ten days of quarter-end.

The Investment Adviser may, for legitimate business purposes and when in the best interests of the Fund’s shareholders, within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

The Fund’s policies and procedures provide a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings. The Fund’s President may determine to add a recipient under the policy only if he first determines that the standards under the Fund’s policy have been met prior to such disclosure. The Fund’s President will report to the Board of Directors quarterly regarding any other approved recipient of non-public portfolio holdings information under its policies.

If the disclosure of non-public portfolio holdings presents a conflict of interest between the Fund’s shareholders and the Fund’s service providers, which the Fund does not anticipate, the Fund will act in the best interests of its shareholders.

The Fund generally discloses each Portfolio’s largest positions on a quarterly basis within approximately twenty days after the end of each calendar quarter on its website at http://www.permanentportfoliofunds.com.

Disclosure of each Portfolio’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the SEC’s Electronic Data Gathering and Retrieval (EDGAR) database on its website at http://www.sec.gov.

In no event does the Fund or the Investment Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer will report any material violations of these policies to the Board of Directors at its next regularly scheduled meeting.

Board of Directors

The business and affairs of the Fund are managed under the supervision of its Board of Directors which exercises all powers of the Corporation granted under Maryland law.

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Portfolios and to provide oversight management of the Fund. The Board meets at least quarterly to review the investment performance of each Portfolio and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board of Directors held four meetings during the year ended January 31, 2014. Each director attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served. The Independent Directors held one meeting during the same period.

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The Board of Directors is responsible for oversight of the risks associated with the Fund’s operations. As part of its oversight role, the Board of Directors, acting at its scheduled meetings, or the Lead Independent Director, acting between Board meetings, interacts with and receives reports from the Fund’s management. Additionally, the Board receives periodic presentations and reports from the Fund’s management, including the Fund’s Chief Compliance Officer, regarding compliance matters and risk management. The Board of Directors also receives reports from the Fund’s legal counsel and legal counsel to the Independent Directors regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established four standing committees — the Audit Committee, the Compensation Committee, the Nominating Committee and the Compliance Committee, which are discussed in greater detail under “Standing Committees of the Board of Directors” below, and which are all composed entirely of Independent Directors. Seventy-five percent of the members of the Board are Independent Directors. The Independent Directors have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Chairman of the Board, Mr. Cuggino, is an Interested Director by virtue of his ownership interest in the Investment Adviser. David P. Bergland serves as the Lead Independent Director. As such, Mr. Bergland is responsible for: (i) coordinating activities of the Independent Directors; (ii) working with the Investment Adviser, the Chairman of the Board, the Chairmen of the Board’s Committees, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent legal counsel to the Independent Directors, as applicable, to determine the agenda for Board and Committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Directors and the Fund’s service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Directors may delegate to the Lead Independent Director. The Fund has determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors and the role of its Lead Independent Director described above, is appropriate given the characteristics and circumstances of the Fund’s business.

Standing Committees of the Board of Directors

There are four standing committees of the Board of Directors, the responsibilities and activities of which are each governed by their own committee charters adopted by the Board. The Audit Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) oversees the quality and integrity of the Fund’s financial statements and the annual audit thereof by its independent registered public accounting firm. The Audit Committee is also responsible for oversight of: (i) the Fund’s accounting and financial reporting policies and practices; (ii) the Fund’s internal accounting and financial controls and procedures; (iii) the integrity and quality of the Fund’s financial statements and the independent audit thereof; (iv) the Fund’s independent registered public accounting firm; (v) the process for reviewing the integrity and soundness of the Fund’s internal control systems; and (vi) compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls and independent audits. The Compensation Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) is responsible for the review and oversight of the compensation levels of the Fund’s directors and officers. The Nominating Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) considers and makes nominations as necessary of director candidates to the Board. It does not consider nominees recommended by shareholders. The Compliance Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) assists the Board in its oversight of the Fund’s compliance matters, including the Fund’s compliance policies and procedures, functioning as a resource to the Fund’s Chief Compliance Officer and making recommendations to the Board regarding compliance-related matters. During the Fund’s last fiscal year, the Audit Committee held two meetings, the Compliance Committee held one meeting, and the Compensation Committee and the Nominating Committee held no meetings.

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Director Experience

The following provides a description of the material attributes, skills and experience that relate to the suitability of each director to serve on the Board of Directors.

David P. Bergland has experience with business and regulatory matters, through his service as an attorney specializing in business litigation for forty years and through his educational background and academic experience as an Adjunct Professor of Law at Western State University College of Law. Mr. Bergland has served as an Independent Director of the Fund since 1992 and oversees all four of the Fund’s Portfolios. As such, he has significant experience with Board operations generally, as well as with compliance and regulatory matters affecting the Fund.

Hugh A. Butler has experience with financial, investment and regulatory matters as a result of his position as the executive vice president of a large financial services and mortgage industry consulting firm, and as the chief executive officer of a financial institutions consulting firm. Mr. Butler has significant experience with the operations of the Board and oversight of the Fund’s operations, including compliance and regulatory matters, through his service as an Independent Director of the Fund since 1996.

Roger Doebke has experience with asset management and financial matters through his service as president of a commercial real estate acquisition, development and property management firm. Mr. Doebke is familiar with Board operations generally, as well as with compliance and regulatory matters affecting the Fund, through his service as an Independent Director of the Fund since 2004.

Michael J. Cuggino has experience with asset management, accounting and finance matters through his educational background, certification as a public accountant and his service as the manager and sole member of Pacific Heights, where he oversees all four of the Fund’s Portfolios. Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He has significant experience with Board operations generally, as well as with compliance, accounting, regulatory, investment and other matters affecting the Fund.

The Board of Directors and its Nominating Committee believe that each of the directors possess the necessary characteristics, such as the ability to critically review, analyze and discuss issues presented to the Board and sophisticated understanding of business and financial matters, to serve on the Board. Mr. Cuggino, who is an Interested Director of the Fund, also serves as an officer of the Fund.

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Additional Director and Officer Information

The following table includes additional information concerning the Fund’s directors and officers:

DIRECTORS AND OFFICERS (1)(4)

Name Address (1)	Age	Term of Office and Length of Time Served (1)	Current Position(s) with the Fund, Principal Occupations(s), Number of Portfolios in Fund Complex Overseen by Directors, and Directorships of Public Companies During Past Five Years
Independent Directors (2)
David P. Bergland	78	1992	Lead Independent Director. Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

Hugh A. Butler	61	1996	Independent Director. Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

Roger Doebke	74	2004	Independent Director. President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

Interested Director & Officers (3)
Michael J. Cuggino	51	1998 (Director) 2003 (President) 2006 (Secretary)	Chairman of the Board, President, Secretary & Director. A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Investment Adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

James H. Andrews	59	2006	Treasurer. Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 to 2007. He has also served as Director of Finance of the Investment Adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners L.P., an investment management firm located in San Francisco, California from 1994 through 2005.

Susan K. Freund	59	2010	Chief Compliance Officer. Ms. Freund has served as the Chief Compliance Officer of the Fund and the Investment Adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

(1)	The address for each officer and director is c/o 600 Montgomery Street, Suite 4100, San Francisco, California 94111. A director serves until removal, resignation, death or until his or her respective successor is elected. The Fund’s officers are elected annually by the Board of Directors and each officer serves until removal, resignation, death or until his or her respective successor is elected.

(2)	Not considered to be “interested persons” within the meaning of the 1940 Act.

(3)	Considered to be an “interested person” within the meaning of the 1940 Act because of his or her association with the Investment Adviser.

(4)	No director or officer has any family relationship with another.

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Compensation

Under the Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the officers and directors of the Fund. The Fund currently compensates its President at a rate of $72,000 per annum and its Secretary and Treasurer at a rate of $48,000 per annum. Pacific Heights has contractually agreed to assume responsibility for the payment of the salaries of the Fund’s officers through June 1, 2015.

Mr. Bergland, the Fund’s Lead Independent Director, receives an annual retainer of $110,000 paid in equal quarterly installments and the other directors each receive an annual retainer of $100,000 paid in equal quarterly installments. Prior to February 1, 2014, Mr. Bergland received an annual retainer of $100,000 paid in equal quarterly installments and the other directors each received an annual retainer of $90,000 paid in equal quarterly installments. The Fund’s directors also receive reimbursement for out-of-pocket expenses incurred attending meetings of the Board of Directors, Independent Directors or any of the Board’s Committees, and costs of Independent Director continuing education.

The Fund’s directors and officers are neither entitled to, nor do they receive, any pension or retirement benefits from the Fund.

The following table sets forth information on compensation paid by the Fund to each officer and director for services in such capacities during the year ended January 31, 2014:

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund/Fund Complex Paid to Directors and Officers
Independent Directors

David P. Bergland, Lead Independent Director	$100,000	$—	$—	$100,000

Hugh A. Butler, Independent Director	90,000	—	—	90,000

Roger Doebke, Independent Director	90,000	—	—	90,000

Interested Director & Officers

Michael J. Cuggino, President, Secretary & Director	90,000	—	—	90,000

James H. Andrews, Treasurer	—	—	—	—

Susan K. Freund, Chief Compliance Officer	—	—	—	—

Share Ownership of Directors and Officers

As of December 31, 2013, the directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Portfolios of the Fund as a whole and of the Permanent Portfolio. The directors and officers of the Fund as a group owned 10.77%, 53.58% and 17.60% of the Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, respectively. Also as of that date, no Independent Director or member of their immediate families owned beneficially or of record any securities of, or had any direct or indirect material interest in: (i) Pacific Heights; (ii) Quasar Distributors, LLC, the Fund’s distributor; or (iii) any person controlling, controlled by or under common control with such persons. As of December 31, 2013, the Fund’s directors and officers owned shares in the Fund’s Portfolios as listed in the table on the following page.

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Name	Dollar Range of Equity Securities in the Portfolio (1)	Dollar Range of Equity Securities in the Fund (1)
Permanent Portfolio:
David P. Bergland	Over $100,000	Over $100,000
Hugh A. Butler	Over $100,000	Over $100,000
Roger Doebke	$50,001-$100,000	Over $100,000
Michael J. Cuggino (2)(3)	Over $1,000,000	Over $1,000,000
James H. Andrews (3)	$100,001-$500,000	$100,001-$500,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$500,001-$1,000,000	Over $1,000,000
Short-Term Treasury Portfolio:
Michael J. Cuggino (2)(3)	Over $1,000,000	Over $1,000,000
James H. Andrews (3)	$1-$10,000	$100,001-$500,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$1-$10,000	Over $1,000,000
Versatile Bond Portfolio:
Hugh A. Butler	$10,001-$50,000	Over $100,000
Michael J. Cuggino (2)(3)	Over $1,000,000	Over $1,000,000
James H. Andrews (3)	$1-$10,000	$100,001-$500,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$100,001-$500,000	Over $1,000,000
Aggressive Growth Portfolio:
David P. Bergland	$10,001-$50,000	Over $100,000
Hugh A. Butler	$50,001-$100,000	Over $100,000
Roger Doebke	$10,001-$50,000	Over $100,000
Michael J. Cuggino (2)(3)	Over $1,000,000	Over $1,000,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$500,001-$1,000,000	Over $1,000,000

(1)	Valuation as of December 31, 2013.

(2)	Includes ownership through Mr. Cuggino’s ownership of Pacific Heights.

(3)	Excludes ownership through participation in the Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan.

(4)	Messrs. Cuggino and Andrews are trustees of and participants in the Pacific Heights Asset Management, LLC Profit Sharing/ 401(k) Plan.

Code of Ethics

The Fund and the Investment Adviser have adopted the Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies

The Fund and the Investment Adviser have adopted proxy voting policies and procedures to use in determining how to vote proxies relating to Portfolio securities. Such policies and procedures include procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and the Investment Adviser. Attached to this SAI as Appendix A and Appendix B, respectively, are the Fund’s and the Investment Adviser’s proxy voting policies and procedures.

Information regarding how each of the Fund’s Portfolios voted its proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, and on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 will be available no later than August 31, 2014 and will be accessible in the same manner.

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Control Persons and Principal Holders of Securities

As of April 30, 2014, the following persons are known by the Fund to own beneficially or to hold of record 5% or more of the outstanding common stock of any of the Fund’s Portfolios as of that date:

Shareholder Name and Address (1)	Percent of Shares Owned of Record
Permanent Portfolio
National Financial Services, LLC	24.19%
New York, New York

Merrill Lynch, Pierce, Fenner & Smith, Inc.	20.54%
Jackson, Florida

Charles Schwab & Company, Inc.	13.14%
San Francisco, California

American Enterprise Investment Services, Inc.	7.04%
Minneapolis, Minnesota

Pershing, LLC	5.29%
Jersey City, New Jersey

Short-Term Treasury Portfolio
Charles Schwab & Company, Inc.	13.64%
San Francisco, California

Pacific Heights Asset Management, LLC	5.20%
San Francisco, California

Versatile Bond Portfolio
Pacific Heights Asset Management, LLC (2)	43.04%
San Francisco, California

National Financial Services, LLC	16.40%
New York, New York

Charles Schwab & Company, Inc.	6.81%
San Francisco, California

Pershing, LLC	6.67%
Jersey City, New Jersey

Aggressive Growth Portfolio
Pacific Heights Asset Management, LLC	14.32%
San Francisco, California

Charles Schwab & Company, Inc.	13.41%
San Francisco, California

National Financial Services, LLC	7.42%
New York, New York

Wells Fargo Advisors, LLC	5.29%
San Francisco, California

(1)	Address for each holder is c/o 600 Montgomery Street, Suite 4100, San Francisco, CA 94111.

(2)

As of April 30, 2014, the Investment Adviser exercises investment discretion and voting power with respect to 43.04% of the outstanding shares of the Versatile Bond Portfolio. As a result, the Investment Adviser may be deemed to control the Portfolio and could influence or control the outcome of any proposal submitted to the Portfolio’s shareholders for approval.

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TAXES

General

To continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”), a Portfolio — each of which is treated as a separate corporation for federal tax purposes — must satisfy certain specific requirements, including the following:

(i)	The Portfolio must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income” (“Distribution Requirement”). That income generally consists of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid;

(ii)	At least 90% of the Portfolio’s gross income each taxable year must be derived from investment-type income, specifically: (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including gains and losses from options, futures or forward contracts) the Portfolio derives with respect to its business of investing in securities or those currencies; and (b) net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”); and

(iii)	The Portfolio’s investments must satisfy certain diversification requirements at the close of each quarter of its taxable year.

For any taxable year during which a Portfolio so qualifies, it will not be liable for federal income tax on its investment company taxable income or its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by any capital loss carryovers from prior taxable years that it distributes to its shareholders.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes: (i) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders; and (ii) the Portfolio’s shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except the part thereof that is “qualified dividend income,” which is taxable for individual shareholders at the rate for net capital gain — a maximum of 15% or 20% for individuals with taxable income exceeding certain thresholds) to the extent of the Portfolio’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial tax and interest and make substantial distributions before requalifying for RIC treatment.

If a Portfolio fails to meet the annual gross income test described above, the Portfolio will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Portfolio reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Portfolio pays an excise tax equal to the excess non-qualifying income. If a Portfolio fails to meet the asset diversification test described above with respect to any quarter, the Portfolio will nevertheless be considered to have satisfied the requirements for such quarter if the Portfolio cures such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Portfolio reports the failure under Treasury Regulations to be adopted and pays an excise tax.

A Portfolio will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Portfolio will be treated as having distributed any amount on which it is subject to federal income tax for any taxable year. For purposes of calculating the Excise Tax, a Portfolio: (i) must reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) must exclude foreign currency and certain other ordinary gains and losses incurred after October 31 of any year in determining the amount of ordinary income for that year. A Portfolio will include those gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

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Taxation of Shareholders

Any dividend a Portfolio pays has the effect of reducing its net asset value. Therefore, a dividend paid shortly after a shareholder invests in a Portfolio would represent, in substance, a return of capital to the shareholder. Nevertheless, the distribution would be subject to federal income tax, as discussed here and in the Prospectus.

A redemption of Portfolio shares (including a redemption under a Systematic Withdrawal Plan, as described in the Prospectus) is a taxable event for the redeeming shareholder. Any gain or loss realized on a redemption by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. However, any loss realized on a redemption of shares a shareholder held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions the shareholder receives on those shares.

As described below under “Redemption of Shares — In-Kind Redemptions,” the Permanent Portfolio may redeem its shares in kind in certain circumstances. The tax consequences to an individual (i.e., noncorporate) shareholder other than an individual retirement account or individually directed account maintained under a plan described in Code section 401(a) (each, a “Retirement Account”) (see the following paragraph) of an in-kind redemption are similar to the consequences of a redemption for cash. A non-Retirement Account shareholder will recognize a capital gain (or loss) equal to the market value of the assets he or she receives minus the cost basis in the shares being redeemed. (The Fund will inform a shareholder as to its determination of the market value of any assets distributed to him or her.) Such shareholder’s cost basis in the distributed assets will equal their market value at the time of the redemption. The federal income tax consequences of an in-kind redemption to a corporate shareholder are complex, and corporations considering investing in the Permanent Portfolio should consult their tax advisers in this regard. The Permanent Portfolio expects to be able to satisfy a Code provision that will enable it to distribute assets pursuant to an in-kind redemption without recognizing capital gain or loss.

The in-kind distributions that the Permanent Portfolio may make to redeem its shares may consist wholly or partly of gold or silver bullion or coins. Such bullion or coins, with certain limited exceptions, if received by a Retirement Account pursuant to an in-kind redemption, would be treated as the acquisition of a “collectible” by the Account. Such an acquisition would be treated as a distribution from the Account in an amount equal to the Account’s cost of the collectible, with resulting significant adverse federal income tax consequences pursuant to Code sections 408(d) and 72. Accordingly, a person considering the purchase of Permanent Portfolio shares through a Retirement Account should consult his or her tax and financial adviser(s) regarding the potential tax consequences of that investment.

If a shareholder fails to certify on his or her Shareholder Account Application that the social security or other taxpayer identification number provided is correct and that he or she is not subject to backup withholding for previous underreporting to the Internal Revenue Service (“IRS”), the Fund must impose backup withholding, as discussed in the Prospectus.

A Portfolio (or its administrative agent) must report to the IRS and furnish to its shareholders the cost basis and holding period information for shares purchased on or after January 1, 2012, and sold on or after that date. For each sale of shares, a shareholder may elect from among several IRS-accepted cost basis methods. In the absence of an election, the Portfolio will use average cost basis as the default method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of shares will generally continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include

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foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Taxation of the Portfolios

The Permanent Portfolio and the Aggressive Growth Portfolio. These Portfolios may use hedging strategies such as writing (selling) and purchasing options and futures contracts, and the Permanent Portfolio may also enter into forward contracts. These Portfolios may also use derivative investments to carry out their tax planning policies by delaying the recognition of gain on appreciated assets and minimizing the amounts the Portfolios must distribute to satisfy the Distribution Requirement described above. These activities involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. However, certain derivative instruments, such as instruments linked to commodities, will not produce qualifying income under the Income Requirement because a direct investment in the underlying property would not produce qualifying income. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when a Portfolio acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, prevent the Portfolio’s disqualification as a RIC and minimize the imposition of federal income tax and the Excise Tax.

Some futures contracts, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Portfolio may invest may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short- term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Portfolio clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of; (ii) the Portfolio’s holding period in certain straddle positions not begin until the straddle is

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terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain); and (iii) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to each Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to a mixed straddle.

If a call option written (sold) by a Portfolio lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If a written call option is exercised and a Portfolio thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine its gain or loss on the sale. If a call option purchased by a Portfolio lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Portfolio exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within thirty days after the end of that year and the Portfolio holds the appreciated financial position unhedged for sixty days after that closing (i.e., at no time during that sixty-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The Permanent Portfolio. The Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive; or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Portfolio distributions thereof will not be eligible for the maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

If the Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Portfolio likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances, it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Portfolio may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess,

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if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. The Portfolio’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Portfolio may not be able to ascertain whether a foreign corporation is a PFIC when it acquires the corporation’s shares and that a foreign corporation may become a PFIC after the Portfolio acquires shares therein. While the Portfolio generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

The Permanent Portfolio and Versatile Bond Portfolio. Under Code section 988, gains or losses: (i) from the disposition of foreign currencies, including forward contracts; (ii) except in certain circumstances, from options, futures and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g. , swaps, caps, floors and collars) involving payments denominated in foreign currencies; (iii) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (iv) that are attributable to exchange rate fluctuations between the time the Portfolio accrues interest, dividends or other receivables, expenses or other liabilities, denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally, will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Portfolio’s section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends. Although the Permanent Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, incurring the costs of currency conversion.

Dividends and interest a Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments, although the Investment Adviser anticipates that the amount of any such tax will not be significant. Furthermore, tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Permanent Portfolio and Versatile Bond Portfolio do not expect to be able to pass through any foreign tax credits or deductions to their U.S. shareholders.

Versatile Bond Portfolio. Certain debt securities acquired by the Portfolio may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Portfolio, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the Distribution Requirement applicable to RICs. Some debt securities may be purchased by the Portfolio at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes, as discussed below.

If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Portfolio in each taxable year in which the Portfolio owns an interest in such debt security and receives a principal payment on it. In particular, the Portfolio will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Portfolio at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of

38

interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

COMPUTATION OF NET ASSET VALUE

The net asset values of the shares of each Portfolio are computed at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). The Exchange is generally open for trading every Monday through Friday, but is closed for trading on certain customary national business holidays consisting of New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because the Permanent Portfolio and Versatile Bond Portfolio may invest in securities that are principally traded on foreign exchanges which may be open for trading on days other than the Fund’s business days, the net asset values of the Permanent Portfolio’s and Versatile Bond Portfolio’s shares may be significantly affected on days when investors have no access to the Fund. All awaiting and accepted requests for purchases and redemptions of Portfolio shares are executed, at a price equal to net asset value per share, immediately following the computation. See “Purchase of Shares” and “Redemption of Shares.”

Net asset value per share of a Portfolio is computed by adding the current value of all the Portfolio’s assets, subtracting the amount of its liabilities (including proper accruals of expense items), dividing the result by the total number of outstanding shares of the Portfolio, and rounding up or down to the nearest cent per share. The current value of a Portfolio’s assets is determined as follows: securities that are listed and traded on one or more domestic exchanges (including stock options) will be valued at their last quoted sales price of the day on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price (NOCP) provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day unless that price is outside the range of the “inside” bid and asked price, in which case Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Securities that are traded over-the-counter will be valued at the last sale price in the over-the-counter market. If the over-the-counter security does not trade on a particular day, then the mean between its closing bid and closing asked prices will be used. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. The Permanent Portfolio will value gold and silver bullion each business day at the closing spot settlement price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Gold and silver coins are valued at the price furnished by an independent pricing service. Deposits of Swiss francs and Swiss government bonds will be valued each business day at prices (converted into U.S. dollars) quoted by an independent pricing service. All investments denominated in foreign currencies are converted into U.S. dollars using exchange rates obtained from an independent pricing service. All other assets (including restricted securities and forward contracts with banks or brokers) or investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for such an investment provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued by the Investment Adviser’s Valuation Committee pursuant to fair value policies approved by the Fund’s Board of Directors. Also, a Portfolio may rely upon bona fide quotations obtained from sources other than those referred to above when doing so would, in the opinion of the Board of Directors, better serve the fair and accurate valuation of the Portfolio’s assets. In the event of an extraordinary occurrence or emergency which would affect the value of a Portfolio’s assets traded on a foreign exchange, and which the Portfolio learns of prior to 4:00 p.m. Eastern Time, those assets will be valued by the Investment Adviser’s Valuation Committee at fair value as determined in good faith pursuant to policies approved by the Board of Directors.

PURCHASE OF SHARES

Shares in each of the Fund’s Portfolios are offered for sale continuously by the Fund. Investors who purchase such shares directly from the Fund pay no commissions or sales charges. The minimum initial investment in any

39

Portfolio is $1,000. Shareholders may make additional investments at any time in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share, as described under “Computation of Net Asset Value,” next computed after receipt of the properly completed request by the Fund’s transfer agent. Please see “Purchase of Shares” in the Prospectus for further information.

If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Short-Term Treasury Portfolio.

The Fund reserves the right to reject investments in part or in whole. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares in the Fund’s Portfolios by its shareholders. Each Portfolio is intended for long-term investors. The Fund discourages frequent purchases and redemptions of shares in its Portfolios by its shareholders. “Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.

Complete and detailed records for each Shareholder Account are maintained by the Fund’s transfer agent. A confirmation is sent to a shareholder at the time of each purchase (other than on automatic dividend reinvestments), redemption or exchange. Certificates for shares are issued without charge, but only when specifically requested in writing by the investor. Certificates are not issued for fractional interests.

The Fund has authorized one or more broker-dealers to accept purchase and redemption orders for Fund shares on the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker-dealer, or if applicable, a broker-dealer’s authorized designee or intermediary, accepts the order. In such instances, an investor’s order will be priced at the Fund’s net asset value next computed after it is accepted by such an authorized broker-dealer or the broker-dealer’s authorized designee.

Investors who purchase or redeem shares in the Fund through a broker-dealer may be charged a transaction fee by the broker-dealer, who may place such orders by telephone in accordance with the Fund’s procedures.

REDEMPTION OF SHARES

Shareholders may redeem all or some of their shares in any Portfolio.

Subject to the limitations noted below, requests for redemption will be accepted for a Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

Redemption requests must be accompanied by certificates, if issued, and must be sent to the Fund’s transfer agent. Shareholders may be required to use a redemption form provided by the Fund. The Fund may refuse redemption requests not made in the proper manner. Please see “Redemption of Shares” in the Prospectus for further information.

Requests for redemption (whether in writing or by telephone) will be processed by the Fund’s transfer agent at the net asset value next determined after receipt of the request. Because the net asset value per share of each Portfolio fluctuates (reflecting the market value of assets owned by the Portfolio), the amount a shareholder receives for a redemption may be more or less than the amount of his or her purchase and may be more or less than the net asset value on the date that a written redemption request is mailed. Any such redemptions are purely voluntary on the part of the shareholder.

For a discussion of redemption requests through authorized broker-dealers, please see “Purchase of Shares” above.

Redemption Limitations

The right to redeem may be limited or suspended by the Fund, or the payment date postponed, as follows:

•	for any period during which the New York Stock Exchange is closed or trading thereon is restricted, as determined by the SEC;

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•	for any period during which the SEC determines that an emergency makes it impractical to dispose of portfolio securities or to calculate net asset values; or

•	during any period for which the SEC has by order permitted a suspension for the protection of shareholders.

In-Kind Redemptions

Subject to the restrictions set forth below and, provided that it is administratively feasible, the Fund may require redeeming shareholders in the Permanent Portfolio (but not shareholders in any other Portfolio) to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a Code provision that permits it to do so without recognizing gain, where so doing would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of an investment. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets to be distributed would be selected by the Fund from the Permanent Portfolio’s holdings and generally would not reflect Target Percentages. The Fund would not require redeeming shareholders to accept any investment that is not readily tradable.

Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments.

In order to reduce the possibility of inconvenience or loss to redeeming shareholders, the Fund has agreed that it will not exercise its right to make such an in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer at a cost not to exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by the Fund to sell assets distributed to him or her, the Fund would deliver the assets to the shareholder, or at his or her request, to his or her local bank.

The Permanent Portfolio makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objectives, and in order to adhere to its Target Percentages. See “Portfolios Summaries — Permanent Portfolio” in the Prospectus. In accordance with these objectives, at the time the decision is made to dispose of assets from the Permanent Portfolio, the Fund will decide whether to sell the assets or to distribute them in satisfaction of redemption requests.

If the Fund ever elects to dispose of assets through such required in-kind redemptions, it will inform its transfer agent of the specific assets to be used and the order in which to use them. The transfer agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the transfer agent would continue to effect all redemption requests for the Permanent Portfolio with in-kind distributions until the designated assets were exhausted or until the Fund instructed the transfer agent otherwise.

In-Kind Redemption Requests

If the Fund ever elects to make assets available for in-kind payment of redemptions, at the request of a redeeming shareholder, it will inform its transfer agent of the specific assets to be used. The Fund makes no representation that it will attempt to protect any redeeming shareholder from inconvenience, expense or loss that results from an in-kind redemption requested by the shareholder.

The Fund has adopted the following operating policies with respect to such in-kind redemptions:

•

any shareholder (except an affiliate as set forth below) may request an in-kind redemption of shares in such Portfolio prior to 4:00 p.m. Eastern Time of such day and any such request shall become irrevocable at 4:00 p.m. Eastern Time of such day;

•	no such request for redemption shall be accepted for any Fund shares held by an affiliated person or other person specified in section 17(a) of the 1940 Act;

•

the Fund will accept a request for an in-kind redemption only if the Investment Adviser determines that it is in the best interests of the Portfolio and only as an alternative to the sale of the asset to be distributed in a transaction consistent with the Portfolio’s investment policies;

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•	requested in-kind redemptions shall be limited to assets for which market quotations are readily available; and

•	the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed.

Abandoned Property

It is the responsibility of the Fund’s investors to ensure that the Fund maintains a correct address for the investor’s Shareholder Account(s). An incorrect address may cause an investor’s Shareholder Account statements and other mailings to be returned to the Fund. If the Fund is unable to locate an investor, then it will determine whether the investor’s Shareholder Account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund’s portfolio transactions are recommended by the Investment Adviser and placed by the Fund’s officers. The objective of the Fund in effecting portfolio transactions is to obtain the best net price considering all relevant circumstances. Some of the Fund’s purchases and sales of investments will be made directly with dealers and market-makers, usually without brokerage commissions, however, dealer mark-ups and mark-downs may be incurred. In other cases, the Fund will use a broker-dealer and will pay commissions. In many foreign countries, commission rates are fixed by governmental or exchange regulation or by industry agreement, and may be higher or lower than those charged on comparable transactions in the United States.

Neither the Fund’s Board of Directors, its officers nor the Investment Adviser intends to request research, statistical, securities pricing or other related services from any broker-dealer beyond what the broker-dealer provides to its customers generally, nor will the Fund’s Board of Directors, its officers or the Investment Adviser pay any broker additional commissions on portfolio transactions as an inducement to sell Fund shares. Nevertheless, the Fund’s officers may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to those which have provided research, statistical and related services to the Fund or the Investment Adviser for the benefit of the Fund. The Investment Adviser believes that while research and related services may be useful in varying degrees, they are of indeterminable value and may or may not reduce the expenses of the Investment Adviser.

The Board of Directors does not consider that it has an obligation to obtain the lowest available commission rate with respect to portfolio transactions to the exclusion of price, service and qualitative considerations. The officers of the Fund and of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Board of Directors does not authorize the payment of commissions to brokers in recognition of their having provided such services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

There currently is no agreement or commitment to place orders with any dealer, market-maker or broker-dealer. Please see the following table for information on commissions paid by the Fund’s Portfolios.

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PORTFOLIO COMMISSIONS AND TURNOVER

The Fund’s Portfolios paid the following commissions and had the following portfolio turnover rates during the last three fiscal years:

	Fiscal Year Ended January 31
	2014	2013	2012
Total commissions paid
Permanent Portfolio	$598,133	$247,707	$601,766
Short-Term Treasury Portfolio	—	—	—
Versatile Bond Portfolio	700	7,800	—
Aggressive Growth Portfolio	5,960	1,564	3,141
Portfolio turnover rate
Permanent Portfolio	4.29%	23.71%	8.87%
Short-Term Treasury Portfolio	N/A	N/A	N/A
Versatile Bond Portfolio (1)	48.71%	137.43%	71.55%
Aggressive Growth Portfolio	.31%	8.71%	17.13%

(1)

Effective May 30, 2012, the Portfolio changed its investment strategies. As a result, the Portfolio purchased and sold investments in accordance with its current investment strategies, resulting in a higher portfolio turnover rate during the year ended January 31, 2013.

DISTRIBUTOR

The Fund’s distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Distributor”). The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.

The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor, as an agent in connection with the distribution of the Fund’s shares, is responsible for the continuous distribution, on a “best efforts” basis, of the shares of each of the Fund’s Portfolios.

The Investment Adviser pays all customary fees and charges of the Distributor incurred by the Fund (See “Management — Portfolio Management” in the Prospectus).

TRANSFER AND DIVIDEND-DISBURSING AGENT

The Fund’s transfer and dividend disbursing-agent is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (“Transfer Agent”), telephone number (800) 341-8900.

The Transfer Agent maintains the records of each Shareholder Account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and disbursing agent, and performs other related shareholder service functions. See “Redemption of Shares — In-Kind Redemptions.”

The Investment Adviser pays all customary fees and charges of the Transfer Agent incurred by the Fund (See “Management — Portfolio Management” in the Prospectus).

CUSTODIAN

The Fund’s custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 (“Custodian”). HSBC Bank, USA, N.A. currently serves as the Custodian’s sub-custodian with respect to certain gold and silver assets owned by the Permanent Portfolio.

The Custodian receives and deposits cash, holds all securities and other evidences of investments of the Fund (other than gold and silver assets), receives and delivers securities and other investments bought or sold by the Fund, and receives and collects income from the Fund’s investments. From time to time, but only upon direction of the Investment Adviser, some of the Fund’s assets may be held in the London, Zurich or other foreign offices of the Custodian’s sub-custodians or foreign custodians which are qualified to act as such under the 1940 Act, in accordance with Rule 17f-5 thereunder.

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The custodial agreement between the Fund and the Custodian requires the Custodian to hold the Fund’s assets in strict segregation; the custodial agreement prohibits commingling of the Fund’s assets with assets owned by the Custodian, and it requires the Custodian to receive and maintain the Fund’s assets in a form and condition that would make them readily identifiable as customer property in an audit or in the event that the Fund appoints a successor custodian. The custodial agreement also provides that the Custodian shall be indemnified by and be without liability to the Fund for any action taken or omitted by it in good faith without negligence.

In executing portfolio transactions, the Custodian acts as an agent for the Fund, but has no part in the management or investment decisions of the Fund or in the Fund’s general administration. The Custodian does not provide trusteeship protection or protection for investors against possible depreciation of assets.

The Investment Adviser pays all customary fees and charges of the Custodian incurred by the Fund (See “Management  — Portfolio Management” in the Prospectus).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 (“Tait Weller”). The financial information under the caption “Financial Highlights” in the Prospectus has been derived from the Fund’s financial statements contained in the Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2014.

The Investment Adviser pays all customary fees and charges of Tait Weller incurred by the Fund (See “Management — Portfolio Management” in the Prospectus).

GENERAL INFORMATION

Capitalization

The Fund’s present authorized capitalization is 1,000,000,000 common shares, $.001 par value per share. The Board of Directors has designated from the Fund’s authorized common stock the following four series: 750,000,000 shares in the Permanent Portfolio; 25,000,000 shares in the Short-Term Treasury Portfolio; 25,000,000 shares in the Versatile Bond Portfolio; and 25,000,000 shares in the Aggressive Growth Portfolio (175,000,000 shares are unclassified). Upon issuance and sale, shares of the Fund are fully paid and nonassessable, have no preemptive rights and are freely transferable. Shareholders may redeem their shares. See “Redemption of Shares.”

Holders of shares in each Portfolio are entitled to vote separately on any change in that Portfolio’s investment objective and fundamental investment policies and limitations requiring shareholder approval, any change contemplated in Section 13(a) of the 1940 Act, and on all matters on which the 1940 Act, other applicable law or the Articles of Incorporation of the Fund require a vote by a Portfolio. Otherwise, all Fund shareholders have equal voting rights, vote as a single class and are entitled to one vote per share.

The Fund will hold an annual meeting of its shareholders in any year in which an annual meeting is required under Maryland law and the charter and bylaws of the Fund. Maryland law and the Fund’s bylaws provide that the Fund is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act.

FINANCIAL STATEMENTS

The financial statements of the Fund as of and for the period ended January 31, 2014 are incorporated herein by reference. Such financial statements have been audited by Tait Weller, as set forth in their report thereon included therein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The Fund will furnish a copy of its Annual Report to Shareholders for the fiscal year ended January 31, 2013, without charge and upon request, by writing or calling the Shareholder Services Office.

No person is authorized to give any information or to make any representation not contained in this SAI or in the Prospectus in connection with the matters described herein and therein. If given or made, such information or representation must not be relied upon as having been authorized.

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Appendix A

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

PROXY VOTING POLICIES AND PROCEDURES

MAY 1, 2003

AS AMENDED SEPTEMBER 26, 2007

Permanent Portfolio Family of Funds, Inc. (“Fund”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Fund (each, a “Portfolio”).

I.	Delegation. The Board of Directors of the Fund (“Board of Directors,” or “Board”) has delegated to Pacific Heights Asset Management, LLC, the Fund’s investment adviser (“Pacific Heights”), the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by Pacific Heights to the Fund. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities for voting proxies, the Fund may revoke such delegation, in whole or in part, at any time.

II.	Fiduciary Duty. Pacific Heights is a fiduciary to each of the Portfolios and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its shareholders. Every reasonable effort shall be made by Pacific Heights to vote the Fund’s proxies. However, Pacific Heights shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Portfolio or its shareholders.

III.	Proxy Voting Services. Pacific Heights may engage an independent proxy voting service to assist it in the voting of the Fund’s proxies. Such a service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

IV.	Conflicts of Interest. The proxy voting guidelines of Pacific Heights shall address the procedures it would follow with respect to conflicts of interest.

V.	Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Portfolios during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Reports. Pacific Heights shall report annually to the Board of Directors with respect to the filing of Form N-PX with the Securities and Exchange Commission.

VII.	Role of the Board of Directors. The Board of Directors shall oversee Pacific Heights’ proxy voting processes and periodically review the Fund’s and Pacific Heights’ proxy voting policies and procedures. Pacific Heights shall notify the Board promptly of any material changes to Pacific Heights’ proxy voting policies and procedures.

A-1

Appendix B

PACIFIC HEIGHTS ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

MAY 1, 2003

AS AMENDED SEPTEMBER 26, 2007

Pacific Heights Asset Management, LLC (“Pacific Heights”) has adopted the following policies and procedures (“Guidelines”), pursuant to which Pacific Heights, in the absence of special circumstances, generally shall vote proxies relating to portfolio securities held by each series of Permanent Portfolio Family of Funds, Inc. (“Fund”). These Guidelines are reasonably designed to ensure that such proxies shall be voted in the best interest of the shareholders in each series of the Fund (each, a “Portfolio”), in accordance with Pacific Heights’ fiduciary duties and applicable regulations.

I.	Duty to Vote Proxies

Proxies are an asset of the Portfolios, and as such shall be treated by Pacific Heights with the same care, diligence and loyalty as any asset belonging to the Fund’s Portfolios. As such, Pacific Heights views seriously its responsibility to exercise voting authority over securities that are owned by the Portfolios. The following Guidelines shall be observed with respect to proxies. These Guidelines also address special provisions for conflicts of interests that may arise in connection with voting proxies.

A.	The Fund has delegated the power to vote its proxies to Pacific Heights. Every reasonable effort shall be made by Pacific Heights to vote the Fund’s proxies. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where Pacific Heights may not, or cannot, vote a proxy. For example, Pacific Heights may receive proxy solicitation materials too late to be acted upon, or the cost of voting may outweigh the benefit of voting. In such instances, Pacific Heights shall not be required to vote such proxies if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Portfolio or its shareholders by voting such a proxy.

B.	Pacific Heights is a fiduciary to each of the Fund’s Portfolio’s and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its shareholders. As such, it is the policy of Pacific Heights to review each proxy statement on an individual basis and to vote exclusively in the best interests of such a Portfolio and its shareholders.

C.	To document that proxies are being voted, Pacific Heights shall keep a record for each of the Fund’s Portfolios where applicable, reflecting: (i) when each proxy is first received; (ii) when each proxy is voted; and (iii) how that proxy is voted. Pacific Heights shall keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable rules and regulations. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation shall be prepared stating the reasons why that proxy was not voted. Pacific Heights shall make its proxy voting history and these Guidelines available to the Fund upon request.

D.	Pacific Heights may engage an independent proxy voting service to assist it in the voting of the Fund’s proxies. Such a service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

II.	Guidelines for Voting Proxies

Pacific Heights generally will vote the Fund’s proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal shall be considered on its own merits, and an independent determination shall be made whether to support or oppose management’s position. Pacific Heights believes that the recommendation of management should be given substantial weight, but Pacific Heights shall not support management proposals that may be detrimental to the underlying value of the Portfolio’s investment positions.

Pacific Heights shall be responsible for administering, executing and overseeing the Fund’s proxy voting process. On occasion, Pacific Heights may vote a proxy in a manner other than suggested by the Guidelines; however, such departures from the Guidelines are expected to be rare, and Pacific Heights shall maintain a record supporting such votes.

A.	Specific Policies

1.	Routine Matters

a.	Election of Directors. In general, Pacific Heights shall vote in favor of an issuer’s management’s director nominees if they are running unopposed. Pacific Heights believes that an issuer’s management is in the best position to evaluate the qualifications of its directors and the needs of its particular board of directors. Nevertheless, Pacific Heights shall vote against, or withhold its vote for, any director nominee whom it feels is not qualified. When an issuer’s management’s director nominees are opposed in a proxy contest, Pacific Heights shall evaluate which director nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as evaluate the past performance of the incumbent director nominees, voting in accordance with its evaluation.

b.	Ratification of Selection of Auditors. In general, Pacific Heights shall rely on the judgment of management in selecting an issuer’s independent auditors. Nevertheless, Pacific Heights shall examine the recommendation of the issuer’s management in appropriate cases (e.g., where there has been a change in independent auditors based upon a disagreement on accounting matters), voting in accordance with its examination.

c.	Stock Option and Other Equity Based Compensation Plan Proposals. In general, Pacific Heights shall approve an issuer’s management’s recommendations with respect to the adoption or amendment of stock option plans and other similar equity-based compensation plans; provided, however, that the total number of shares or other units of participation reserved under all of such an issuer’s compensation plans is reasonable and not excessively dilutive.

2.	Acquisitions, Asset Sales, Business Combinations, Mergers, Re-incorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, asset sales, business combinations, mergers, re-incorporations and other reorganizations involves considerations unique to each transaction, Pacific Heights does not have a general policy with regard to voting on such transactions, but shall vote in such instances on a case-by-case basis for each transaction.

3.	Changes in Capital Structure

Pacific Heights shall evaluate proposed capital change actions on a case-by-case basis and will generally defer to an issuer’s management’s business analysis in support of such actions. In cases where proposed capital change actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration shall be given by Pacific Heights to all the effects of such an action, and Pacific Heights’ shall vote in a manner consistent with the objective of maximizing long-term shareholder value.

4.	Anti-Takeover Proposals

In general, Pacific Heights shall vote against any proposal, whether recommended by an issuer’s management or otherwise, which it believes would materially contribute to preventing a potential acquisition or takeover, thereby potentially preventing the Fund from maximizing long-term shareholder value, including proposals to:

•	stagger the board of directors;

•	introduce cumulative voting;

•	introduce unequal voting rights;

•	create supermajority voting; and

•	establish preemptive rights.

In general, Pacific Heights shall vote in favor of any proposals, whether recommended by an issuer’s management or otherwise, to reverse an issuer’s policy or policies as listed above.

5.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, Pacific Heights shall vote in accordance with an issuer’s management’s recommendation on issues primarily involving social, moral or ethical matters, except for certain instances where Pacific Heights believes such a proposal has substantial economic implications or the potential to maximize long-term value for the Fund’s shareholders, in which case, it shall vote accordingly.

B.	Voting Process

Generally, proxies are received, electronically or otherwise, and shall be promptly voted on by Pacific Heights. With respect to each matter voted upon, Pacific Heights shall record the following information for and on behalf of the applicable Portfolios:

•	the name of the issuer of the portfolio security;

•	exchange ticker symbol of the portfolio security;

•	the Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	the shareholder meeting date;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or by a security holder;

•	whether the Portfolio cast its vote on the matter;

•	how the Portfolio cast its vote (e.g., for or against the proposal, or abstaining; for or withholding regarding the election of directors); and

•	whether the Portfolio cast its vote for or against the issuer’s management.

After such votes are cast, Pacific Heights shall perform a review to ensure that all proxies received, and for which a voting obligation exists, have been properly voted.

III.	Conflicts of Interest

Each proxy shall be reviewed by Pacific Heights to assess the extent to which there may be a material conflict of interest between Pacific Heights and the Fund or any of its Portfolios. In addition, Pacific Heights shall assess to what extent, if any, there may be a material conflict of interest between Fund shareholders’ interests and the interests of Pacific Heights. For example, if an issuer’s proposal may harm the Fund or one of its Portfolios financially while enhancing the financial or business prospects of Pacific Heights, or conversely, if an issuer’s proposal may harm the financial or business prospects of Pacific Heights while enhancing the Fund or one of its Portfolios financially.

If Pacific Heights determines that a material conflict of interest exists, it shall promptly notify the Fund’s Board of Directors of the conflict of interest and seek guidance from the Board on voting such a proxy.

IV.	Recordkeeping and Reporting

Pacific Heights shall be required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. Pacific Heights shall maintain and make available for review upon reasonable request to the Fund, its Portfolios and its shareholders, a copy of its Guidelines, proxy statements received regarding the Fund’s securities, a record of each vote cast, each written Fund request for proxy voting records and Pacific Heights’ response to any Fund request for such records. In addition, Pacific Heights shall maintain appropriate proxy voting records for the Fund in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Applicable proxy voting books and records shall be maintained by Pacific Heights for five (5) years, the first two (2) years in an easily accessible place.

Appendix C

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa — Obligations rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations — Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’

to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

emr — The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings — S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody’s Investors Service, Inc.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Articles of Incorporation of Registrant, dated December 10, 1981. (1)

(a)(ii)	Amendment to Articles of Incorporation of Registrant, dated March 7, 1986. (2)

(a)(iii)	Amendment to Articles of Incorporation of Registrant, dated August 10, 1988. (3)

(a)(iv)	Amendment to Articles of Incorporation of Registrant, dated May 1, 2008. (8)

(a)(v)	Supplement to Articles of Incorporation of Registrant, dated May 1, 2008. (8)

(a)(vi)	Amendment to Articles of Incorporation of Registrant, dated June 1, 2010. (10)

(a)(vii)	Supplement to Articles of Incorporation of Registrant, dated March 3, 2011. (11)

(a)(viii) Supplement to Articles of Incorporation of Registrant, dated August 6, 2012. (12)

(b)	Amended and Restated By-laws of Registrant, dated March 20, 2005. (7)

(c)	Shareholder rights are described in Articles Fifth and Seventh of Registrant’s Articles of Incorporation, as amended, and Articles II, IX, and XI of Registrant’s Amended and Restated By-laws.

(d)(i)	Investment Advisory Contract by and between Registrant and Pacific Heights Asset Management, LLC, dated November 24, 2002. (4)

(d)(ii)	Advisory Fee Waiver and Expense Assumption Agreement by and between Registrant and Pacific Heights Asset Management, LLC, dated December 17, 2013.

(e)(i)	Distribution Agreement by and among Registrant, Pacific Heights Asset Management, LLC and Quasar Distributors, LLC, dated March 16, 2003. (4)

(f)	None.

(g)(i)	Custodian Contract by and between Registrant and State Street Bank and Trust Company, dated August 18, 1987. (5)

(g)(ii)	Amendment to Custodian Contract by and between Registrant and State Street Bank and Trust Company, dated December 30, 1994. (6)

(g)(iii)	Amendment to Custodian Contract by and between Registrant and State Street Bank and Trust Company, dated December 13, 1995. (5)

(h)	Transfer Agent Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated January 24, 2003. (4)

(i)	Opinion and Consent of K&L Gates LLP.

(j)	Consent of Tait, Weller & Baker, LLP, Independent Registered Public Accounting Firm.

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Item 28. Exhibits

(k)	None.

(l)	None.

(m)	None.

(n)	None.

(o)	Reserved.

(p)	Amended Code of Ethics of Registrant and Pacific Heights Asset Management, LLC, dated March 20, 2005, as amended September 3, 2009. (9)

(1)	Filed as Exhibit (a) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 26, 2004, and incorporated herein by this reference. Previously filed as Exhibit (a) to Registrant’s Registration Statement on Form N-1, filed with the Commission on January 12, 1982.

(2)	Filed as Exhibit (a) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 26, 2004, and incorporated herein by this reference. Previously filed as Exhibit (a) to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on March 7, 1986.

(3)	Filed as Exhibit (a) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 26, 2004, and incorporated herein by this reference.

(4)	Filed as Exhibits (d), (e) and (h), respectively, to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on April 3, 2003, and incorporated herein by this reference.

(5)	Filed as Exhibit (g) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 26, 2004, and incorporated herein by this reference.

(6)	Filed as Exhibit (g) to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 31, 1995, and incorporated herein by this reference.

(7)	Filed as Exhibit (b) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 31, 2005, and incorporated herein by this reference.

(8)	Filed as Exhibit (a) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 30, 2008, and incorporated herein by this reference.

(9)	Filed as Exhibit (p) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on April 1, 2010, and incorporated herein by this reference.

(10)	Filed as Exhibit (a) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on June 1, 2010, and incorporated herein by this reference.

(11)	Filed as Exhibit (a) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 27, 2011, and incorporated herein by this reference.

(12)	Filed as Exhibit (a) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, filed with the Commission on May 31, 2013, and incorporated herein by reference.

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Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

Reference is made to Part One, Paragraph (5) and Part Four, Paragraph (8) of the Investment Advisory Contract, dated November 24, 2002, which states:

It is understood and agreed that in furnishing Fund with investment advice and other services as provided herein, neither Investment Adviser nor any member, manager, employee or agent thereof shall be held liable to Fund or its creditors or shareholders for errors of judgment or for any acts or omissions by it, except those involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the terms of this Contract. It is further understood and agreed that Investment Adviser shall not be accountable for any loss suffered by Fund by reason of Investment Adviser’s action or non-action on the basis of any advice, recommendation or approval of Investment Adviser, its members, managers, employees or agents made in accordance with the preceding sentence.

The Board of Directors of Fund may adopt such provisions and obtain such insurance as they deem to be in the best interests of Fund to indemnify and hold harmless the directors, officers and employees of Fund and the members, managers and employees of Investment Adviser against liability for their acts or omissions on behalf of Fund, except those acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties to Fund; provided, however, that such insurance provides merely for payment to Fund of any damages caused by such persons and for subrogation of the insurer to the rights of Fund to recover from such persons.

Reference is made to Paragraph 7 of the Distribution Agreement, dated March 16, 2003, which states: A. The Company shall indemnify, defend and hold the Distributor and each of its present or former members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of defending against any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith)(collectively, “Losses”) that the Distributor, each of its present or former members, officers, employees or representatives or any such controlling person may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, as from time to time amended or supplemented, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Company or its agent (excluding statements relating to the Distributor and the services it provides that are based upon written information furnished by the Distributor expressly for inclusion therein), or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or based upon the Company’s failure to comply with applicable law; provided, however, that the Company’s obligation to indemnify the Distributor and any of the foregoing indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertisements or sales literature in reliance upon, and in conformity with, information relating to the Distributor and furnished to the Company or its counsel by the Distributor in writing and acknowledging the purpose of its use for the purpose of, and used in, the preparation thereof. The Company’s agreement to indemnify the Distributor, and any of the foregoing indemnitees, as the case may be, with respect to any action, is expressly conditioned upon the Company being notified of such action or claim of loss brought against the Distributor, or any of the foregoing indemnitees, within a reasonable time after the summons or other first legal process giving

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information of the nature of the claim shall have been served upon the Distributor, or such person, unless the failure to give notice does not prejudice the Company. Such notification shall be given by letter or by electronic mail addressed to the Company’s President.

Reference is made to Section 2-418 of the Maryland Corporations and Associations Law, which generally provides for indemnification of directors, officers, employees and agents by reason of service in that capacity unless it is established that the act or omission of the person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active or deliberate dishonesty, or the person actually received an improper personal benefit in money, property or services, or, in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

Reference is made to Article VIII of the Amended and Restated By-laws of the Registrant, dated March 20, 2005, which states:

Each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporate Law, except that such indemnity shall not protect any such person against any liability for Disabling Conduct. Disabling Conduct includes (a) liability in connection with any proceeding in which it is determined that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the director or officer actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful, and (b) acts or omissions which would subject the officer or director to liability to the Corporation or any security holders arising from the officer’s or director’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a final decision on the merits by a court or other body before whom the proceeding was brought that the officer or director seeking indemnification was not liable on the merits or was not liable by reason of Disabling Conduct, the decision by the Corporation to indemnify such person must be based upon a reasonable determination, after review of the facts, by independent legal counsel in a written opinion or by the vote of a majority of a quorum of the Independent Directors who are not parties to the proceeding, that such officer or director was not liable by reason of Disabling Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to directors, officers or controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

See “Management” in the Prospectus included as Part A of this Registration Statement and “Organization and Management” in the Statement of Additional Information included as Part B of this Registration Statement. Additional information regarding Pacific Heights Asset Management, LLC (“Investment Adviser”) is included in its Form ADV, dated January 21, 2014, filed with the Securities and Exchange Commission (Registration No. 801-61673) and incorporated herein by reference.

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Item 32. Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust

Advisors Series Trust

Aegis Funds

Aegis Value Fund, Inc.

Allied Asset Advisors Funds

Alpine Equity Trust

Alpine Income Trust

Alpine Series Trust

Appleton Funds

Barrett Opportunity Fund, Inc.

Brandes Investment Trust

Bridge Builder Trust

Bridges Investment Fund, Inc.

Brookfield Investment Funds

Brown Advisory Funds

Buffalo Funds

Capital Guardian Funds Trust

Cushing Funds Trust

DoubleLine Funds Trust

ETF Series Solutions

Evermore Funds Trust

FactorShares Trust

First American Funds, Inc.

First American Investment Funds, Inc.

First American Strategy Funds, Inc.

Glenmede Fund, Inc.

Glenmede Portfolios

Greenspring Fund, Inc.

Guinness Atkinson Funds

Harding Loevner Funds, Inc.

Hennessy Funds Trust

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Hennessy Funds, Inc.

Hennessy Mutual Funds, Inc.

Hennessy SPARX Funds Trust

Hotchkis & Wiley Funds

Intrepid Capital Management Funds Trust

IronBridge Funds, Inc.

Jacob Funds, Inc.

Jensen Portfolio, Inc.

Kirr Marbach Partners Funds, Inc.

KKR Alternative Corporate Opportunities Fund P

KKR Series Trust

Litman Gregory Funds Trust

LKCM Funds

LoCorr Investment Trust

Loeb King Trust

Lord Asset Management Trust

MainGate Trust

Managed Portfolio Series

Matrix Advisors Value Fund, Inc.

Merger Fund

Monetta Trust

Nicholas Family of Funds, Inc.

Permanent Portfolio Family of Funds, Inc.

Perritt Funds, Inc.

PRIMECAP Odyssey Funds

Professionally Managed Portfolios

Prospector Funds, Inc.

Provident Mutual Funds, Inc.

Purisima Funds

Rainier Investment Management Mutual Funds

RBC Funds Trust

SCS Financial Funds

Stone Ridge Trust

Thompson IM Funds, Inc.

TIFF Investment Program, Inc.

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Trust for Professional Managers

Trust for Advised Portfolios

USA Mutuals

USFS Funds Trust

Wall Street Fund, Inc.

Westchester Capital Funds

Wexford Trust/PA

Wisconsin Capital Funds, Inc.

WY Funds

YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name And Principal Business Address	Positions And Offices With Quasar Distributors, LLC	Positions And Offices With Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable to Registrant.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 promulgated thereunder, are maintained and kept by the Registrant and the Investment Adviser in the offices of the Registrant and the Investment Adviser, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111.

Records covering shareholder accounts are maintained and held by the Registrant’s Transfer Agent, U.S. Bancorp Fund Services, LLC, in its offices, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Records covering portfolio transactions are maintained and kept by the Registrant in its offices listed above, and by the Registrant’s Custodian, State Street Bank and Trust Company, in its offices, located at One Lincoln Street, Boston, Massachusetts 02111.

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Item 34. Management Services.

Inapplicable.

Item 35. Undertakings.

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 47 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California, on the 30th day of May, 2014.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

By	/s/ MICHAEL J. CUGGINO
Michael J. Cuggino, President,
Secretary and Director

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 47 has been signed below by the following persons in the capacities indicated on May 30, 2014.

/s/ JAMES H. ANDREWS
James H. Andrews	Treasurer
(principal financial and accounting officer)

* DAVID P. BERGLAND
David P. Bergland	Director

* HUGH A. BUTLER
Hugh A. Butler	Director

/s/ MICHAEL J. CUGGINO
Michael J. Cuggino	President, Secretary and Director
(principal executive officer)

* ROGER DOEBKE
Roger Doebke	Director

*	Signed by Michael J. Cuggino, Attorney-in-fact, pursuant to Power of Attorney filed herewith.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that I, David P. Bergland, a director of Permanent Portfolio Family of Funds, Inc. (“Corporation”), do hereby nominate, constitute and appoint Michael J. Cuggino, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to make, execute and sign for me, in my name and in my capacity as a director of the Corporation, any and all amendments to the Corporation’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares in each of the Corporation’s portfolios, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done, and ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this instrument has been signed below by the undersigned in the capacity on this 1st day of May, 2003.

/s/ David P. Bergland
David P. Bergland
Director

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that I, Hugh A. Butler, a director of Permanent Portfolio Family of Funds, Inc. (“Corporation”), do hereby nominate, constitute and appoint Michael J. Cuggino, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to make, execute and sign for me, in my name and in my capacity as a director of the Corporation, any and all amendments to the Corporation’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares in each of the Corporation’s portfolios, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done, and ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this instrument has been signed below by the undersigned in the capacity on this 1st day of May, 2003.

/s/ Hugh A. Butler
Hugh A. Butler
Director

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that I, Roger Doebke, a director of Permanent Portfolio Family of Funds, Inc. (“Corporation”), do hereby nominate, constitute and appoint Michael J. Cuggino, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to make, execute and sign for me, in my name and in my capacity as a director of the Corporation, any and all amendments to the Corporation’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares in each of the Corporation’s portfolios, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done, and ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this instrument has been signed below by the undersigned in the capacity on this 11th day of December, 2004.

/s/ Roger Doebke
Roger Doebke
Director

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INDEX TO EXHIBITS

Exhibit

Number	Exhibit

(d)(ii)	Advisory Fee Waiver and Expense Assumption Agreement by and between Registrant and Pacific Heights Asset Management, LLC, dated December 17, 2013.

(i)	Opinion and Consent of K&L Gates LLP.

(j)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.

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